SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐	Filed by a party other than the registrant

Check the appropriate box:

☐	Preliminary proxy statement	Confidential For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

UNIVERSAL ELECTRONICS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement
if Other than Registrant))

Payment of filing fee (Check the appropriate box):

☒		No Fee Required.

☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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May 18, 2004

Dear Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Universal Electronics Inc. to be held on Monday, June 14, 2004 at 4:00 p.m., Pacific Daylight Time, at the offices of the Company, 6101 Gateway Drive, Cypress, California 90630. We urge you to be present in person or represented by proxy at this Meeting of Stockholders.

You will be asked to consider and vote upon the election of members of the Company’s Board of Directors, the ratification of the Board of Directors’ engagement of the Company’s independent auditors for the year ending December 31, 2004, and the 2004 Directors Compensation Plan. Details of these proposals and a description of the general business, directors and management of Universal Electronics are set forth in the accompanying Proxy Statement. The Board of Directors unanimously recommends that stockholders vote to approve all of the proposals.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares are represented. Therefore, please promptly complete, sign, date, and return the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. You are, of course, welcome to attend the Annual Meeting and vote in person even if you previously returned your proxy card.

On behalf of the Board of Directors and management of Universal Electronics Inc., we would like to thank you for all of your support.

Sincerely yours,

Paul D. Arling
Chairman and Chief Executive Officer

Universal Electronics Inc.
Corporate Headquarters:
6101 Gateway Drive
Cypress, California 90630

Notice of Annual Meeting of Stockholders
to be held on Monday, June 14, 2004

The 2004 Annual Meeting of Stockholders of Universal Electronics Inc., a Delaware corporation (“Universal” or the “Company”), will be held on Monday, June 14, 2004 at 4:00 p.m., Pacific Daylight Time, at offices of the Company, 6101 Gateway Drive, Cypress, California 90630. Doors to the meeting will be open at 3:30 p.m.

The meeting will be conducted:

1.	To consider and to vote upon the following proposals (collectively, the “Proposals”), each of which is described in more detail in the accompanying Proxy Statement:

Proposal One: The election of Paul D. Arling as a Class I director to serve on the Board of Directors until the next Annual Meeting of Stockholders to be held in 2005 or until election and qualification of his successor, and the election of Satjiv S. Chahil, Bruce A. Henderson, William C. Mulligan and J.C. Sparkman as Class II directors to serve on the Board of Directors until the Annual Meeting of Stockholders to be held in 2006, or until their respective successors are elected and qualified;

Proposal Two: Ratification of the appointment of PricewaterhouseCoopers LLP, a firm of independent accountants, as the Company’s auditors for the year ending December 31, 2004; and

Proposal Three: Approval of the 2004 Directors Compensation Plan.

2.	To consider and act upon such other matters as may properly come before the meeting or any and all postponements or adjournments thereof.

Only stockholders of record at the close of business on April 16, 2004 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

May 18, 2004

Richard A. Firehammer, Jr.
Senior Vice President, General
Counsel and Secretary

Each Stockholder is Requested to Execute and Promptly Return the
Enclosed Proxy Card in the Enclosed Prepaid Envelope.

Introduction
Voting Rights and Proxy Information
Corporate Governance
PROPOSAL ONE: ELECTION OF DIRECTORS
Ownership of Company Securities
Executive Officer Compensation
Compensation Committee Interlocks and Insider Participation
Performance Chart
PROPOSAL TWO: APPOINTMENT OF AUDITORS
PROPOSAL THREE: APPROVAL OF THE 2004 DIRECTORS COMPENSATION PLAN
Stockholder Proposals for 2005 Annual Meeting
Solicitation of Proxies
Form 10-K Annual Report
Appendix A
Appendix B
Appendix C
Appendix D
Appendix E
Appendix F
Appendix G
Appendix H
Appendix I

Universal Electronics Inc.
Proxy Statement
Annual Meeting of Stockholders

To be held on Monday June 14, 2004

Mailed On or About May 18, 2004

Introduction

This Proxy Statement (the “Proxy Statement”) is being furnished to stockholders of Universal Electronics Inc., a Delaware corporation (“Universal” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board” or the “Board of Directors”) from holders of record of the Company’s outstanding shares of common stock, par value $.01 per share (the “Company Common Stock”), as of the close of business on April 16, 2004 (the “Annual Meeting Record Date”) for use at the 2004 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Monday, June 14, 2004, at 4:00 p.m. (Pacific Daylight Time) at the offices of the Company, 6101 Gateway Drive, Cypress, California 90630 and at any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 18, 2004. The world headquarters and principal executive offices of the Company are located at 6101 Gateway Drive, Cypress, California 90630.

Voting Rights and Proxy Information

Only holders of record of shares of Company Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Such holders of shares of Company Common Stock are entitled to one vote per share on any matter that may properly come before the Annual Meeting. The presence, either in person or by properly executed and delivered proxy, of the holders of a majority of the outstanding shares of Company Common Stock, as of the Annual Meeting Record Date, is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at such meeting. Under Delaware law, shares of Company Common Stock represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

The affirmative vote of a plurality of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the directors nominated pursuant to Proposal One. “Plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote, or otherwise) as to Proposal One will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Thus, the withholding of a vote with respect to the election of any nominee for director will have the practical effect of a vote against that nominee.

Passage of Proposals Two, Three and any other question or matter properly brought before the Annual Meeting requires the approval of a majority of the shares of Company Common Stock present in person or represented by proxy at the Annual Meeting. An abstention with respect to any share will have the practical effect of a vote against Proposal Two, Three or any other question or matter properly brought before the Annual Meeting. A broker non-vote with respect to any share will not affect the passage of Proposal Two, Three or any other question or matter properly brought before the Annual Meeting, since the share is not considered present for voting purposes.

As of April 16, 2004, there were 13,481,067 shares of Company Common Stock outstanding and entitled to vote at the Annual Meeting. The directors and executive officers of the Company intend to vote in accordance with the recommendations of the Board with respect to Proposals One, Two, Three and any other question or matter properly brought before the Annual Meeting.

All shares of Company Common Stock represented at the Annual Meeting by properly executed and delivered proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for any Proposal, such proxies will be voted in accordance with the recommendations of the Board as set forth herein with respect to such Proposal.

If a quorum is not present at the time the Annual Meeting is convened or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the Company may adjourn the Annual Meeting with or without a vote of the stockholders. If the Company proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of Company Common Stock for which they have voting authority in favor of such adjournment.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with Computershare Investor Services, LLC in its capacity as transfer agent for the Company (the “Transfer Agent”), at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Company Common Stock and delivering it to the Transfer Agent at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Computershare Investor Services, LLC, 2 North LaSalle Street, 3rd Floor, Chicago, IL 60602.

Corporate Governance

General

The Board believes that effective corporate governance is critical to the Company’s ability to create value for its stockholders. During 2003, the Board continued to review the Company’s corporate governance policies and practices, as well as applicable provisions of the Sarbanes-Oxley Act of 2002, new and proposed rules of the Securities and Exchange Commission and the new corporate governance requirements of the National Association of Securities Dealers, Inc. (“NASD”). Based thereon, the Board has adopted various policies that it believes will enhance corporate governance of the Company. The Board will continue to monitor emerging developments in corporate governance and augment the Company’s policies and procedures when required or when the Board determines that such changes would benefit the Company and its stockholders.

Corporate Governance Guidelines

The Board, acting on the recommendation of its Corporate Governance and Nominating Committee, has adopted corporate governance guidelines to promote the effective functioning of the Board and its committees, to promote the interests of stockholders, and to ensure a common set of expectations as to how the Board, its various committees, individual directors and management should perform their functions. These corporate governance guidelines are included with this Proxy Statement as Appendix A and posted on the Company’s website at www.uei.com.

Committee Charters

The Board has three standing committees, as discussed below. Each of these committees, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, has adopted a written charter setting forth the purpose and responsibilities of the committee. The three charters are included with this Proxy Statement as Appendix B, Appendix C and Appendix D, respectively, and posted on the Company’s website at www.uei.com.

Code of Conduct

The Board has adopted a Code of Conduct that is applicable to all officers, directors and employees of the Company, including without limitation the Company’s principal executive officer, principal financial officer, principal accounting officer and controller. Any person subject to the Code of Conduct must avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, report all violations of the Code of Conduct and potential conflicts of interest and otherwise act with integrity and in the Company’s best interest. The Code of Conduct also includes procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Conduct complies with the requirements of NASD and the Sarbanes-Oxley Act of 2002. The Code of Conduct is included with this Proxy Statement as Appendix E and posted on the Company’s website at www.uei.com. Any amendment to the Code of Conduct or waiver of its provisions with respect to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or any director will be promptly posted on the Company’s website.

Director Independence Standards

The Board has adopted Director Independence Standards to assist in determining the independence of each director. In order for a director to be considered independent, the Board must affirmatively determine that the director has no material relationship with the Company. In each case, the Board broadly considers all relevant facts and circumstances, including the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board may determine from time to time. These Director Independence Standards are included with this Proxy Statement as Appendix F and posted on the Company’s website at www.uei.com.

Communication with Directors

The Board has adopted a process by which shareholders and other interested parties may communicate with the Board, certain committee chairs or the non-management directors as a group by e-mail or regular mail. That process is described on the Company’s website at www.uei.com. Any communication by regular mail should be sent to Universal Electronics Inc., 6101 Gateway Drive, Cypress, California 90630, to the attention of (i) Chair, Board of Directors; (ii) Chair, Audit Committee; (iii) Chair, Compensation Committee; (iv) Chair, Corporate Governance and Nominating Committee or (v) the Non-Management Directors, c/o Lead Director.

Stockholder Nominations for Director

The Board’s Corporate Governance and Nominating Committee (discussed below) actively seeks individuals to become Board members who have the highest personal and professional character and integrity, who possess appropriate characteristics, skills, experience and time to make a significant contribution to the Board, the Company and its stockholders, who have demonstrated exceptional ability and judgment, and who will be most effective, in context of the whole Board and other nominees to the Board, in ensuring the success of the Company and representing stockholders’ interests. The Corporate Governance and Nominating Committee may employ professional search firms (for which it would pay a fee) to assist it in identifying potential Board members with the desired skills and disciplines.

The Corporate Governance and Nominating Committee will consider stockholder recommendations for nominations for director on the same basis and in the same manner as it considers recommendations for nominations for director from any other source. Any stockholder may submit a nomination in writing to the Secretary of the Company, Universal Electronics Inc., 6101 Gateway Drive, Cypress, California 90630. Any stockholder recommendation must be received by January 10, 2005 for the election of directors at the 2005 Annual Meeting of Stockholders and must comply with the requirements of, and be accompanied by all the information required by, the Securities and Exchange Commission’s proxy rules and Article IV of the Company’s Amended and Restated By-laws (Article IV is included with this Proxy Statement as Appendix G).

PROPOSAL ONE: ELECTION OF DIRECTORS

General

The number of directors is presently set at nine and is divided into two classes. Five directors currently are serving; one is a Class I Director and four are Class II Directors, and there are four vacancies. The current Board vacancies were created by resignations in 1998, 1999 and 2002. The Company is retaining these vacancies to accommodate additional qualified directors who come to the attention of the Board. A director who is also an employee of the Company and/or any subsidiary of the Company serves as a Class I Director and is elected each year at the Annual Meeting of Stockholders to serve a one-year term. A director of the Company who is not also an employee of the Company and/or any subsidiary of the Company serves as a Class II Director and is elected every even-numbered year at the Annual Meeting of Stockholders to serve a two-year term.

The term of the sole Class I Director and each of the Class II Directors expires at this year’s Annual Meeting. The Board has nominated and recommends the reelection of Mr. Arling as a Class I Director for a one-year term expiring at the 2005 Annual Meeting of Stockholders. In addition, the Board has nominated and recommends the reelection of each of Messrs. Chahil, Henderson, Mulligan and Sparkman as a Class II Director for a two-year term expiring at the 2006 Annual Meeting of Stockholders.

The Board has determined that each of Messrs. Arling, Chahil, Henderson, Mulligan and Sparkman meet these standards and each of Messrs. Chahil, Henderson, Mulligan and Sparkman are independent and, in addition, satisfy the independence requirements of the Nasdaq Stock Market, Inc.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Messrs. Arling, Chahil, Henderson, Mulligan and Sparkman.

If elected, Mr. Arling and Messrs. Chahil, Henderson, Mulligan and Sparkman have consented to serve as directors of the Company for a one-year and two-year term, respectively, and until their respective successors are elected and qualified. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a manner intended to ensure the election of Messrs. Arling, Chahil, Henderson, Mulligan and Sparkman. However, consistent with their authority, the proxy holders will determine the specific nominees for whom to vote, and in no event will they vote to fill more than five positions. Although it is not contemplated that any nominee will be unable to serve as director, in such event, the proxies will be voted by the proxy holders for such other person or persons as may be designated by the present Board. Information with respect to each nominee is set forth below.

Nominees for Election as Class I Directors

Paul D. Arling Chairman and Chief Executive Officer Director since 1996 Age: 41	Mr. Arling is Chairman and Chief Executive Officer of the Company. He has held the positions of Chairman since July 2001 and Chief Executive Officer since October 2000. He was the Company’s President from September 1998 until May 2001 when Robert P. Lilleness was hired as the Company’s President and Chief Operating Officer. He was the Company’s Chief Operating Officer from September 1998 until his promotion to Chief Executive Officer in October 2000. He was the Company’s Senior Vice President and Chief Financial Officer from May 1996 until August 1998. Prior to joining the Company, from 1993 through May 1996, he served in various capacities at LESCO, Inc. (a manufacturer and distributor of professional turf care products) with the most recent being Acting Chief Financial Officer. At the 2003 Annual Meeting of Stockholders, Mr. Arling was reelected as a Class I Director of the Company to serve until the 2004 Annual Meeting of Stockholders.

Nominees for Election as Class II Directors

Satjiv S. Chahil Director since August 19, 2002 Age: 53	Mr. Chahil is Advisor to the CEO of PalmSource, Inc. (a manufacturer and marketer of handheld computing and mobile and wireless Internet solutions), which position he has held since June 2002. Prior to that, from March 2001 to July 2001, he was Interim Chief Operating Officer of Palm Solutions (a division of Palm, Inc.) and from March 2000 to June 2002, he was Chief Marketing Officer of Palm, Inc. Prior to that, from March 1999 to March 2000, he was Chief Marketing Officer of Newbridge Networks, Inc. (an ATM technology networks company). Prior to that, from May 1997 to March 2000, he served as a consultant to Sony Corporation. He is a director of PalmSource, Inc. Mr. Chahil became a Class II Director of the Company on August 19, 2002 when he was appointed by the Board to fill one of the vacancies that existed since late 1998. At the 2003 Annual Meeting of Stockholders, Mr. Chahil was elected as a Class II Director of the Company to serve until the 2004 Annual Meeting of Stockholders.

Bruce A. Henderson Director since 1996 Member: Audit Committee (Chairman) Compensation Committee Age: 55	Since November, 2001, Mr. Henderson has served as Chief Executive Officer at Edgecombe Holdings, LLC. He joined Siebe PLC in 1995 as President of the Appliance Controls Division, where he led work on embedded-software controls. In February 1999, he was named Chief Executive Officer of Invensys Controls, following the merger of BTR PLC and Siebe PLC. From July 2000 through November 2001, he served as Chief Executive Officer of Invensys Software Systems, a division of Invensys PLC. At the 2002 Annual Meeting of Stockholders, Mr. Henderson was elected as a Class II Director of the Company to serve until the 2004 Annual Meeting of Stockholders.

William C. Mulligan Director since 1992 Member: Audit Committee Corporate Governance and Nominating Committee Age: 51	Mr. Mulligan is Managing Partner with Primus Venture Partners (a Cleveland-based venture capital partnership), which position he has held since 1987. At the 2002 Annual Meeting of Stockholders, Mr. Mulligan was elected as a Class II Director of the Company to serve until the 2004 Annual Meeting of Stockholders.

J. C. Sparkman Director since 1998 Member: Compensation Committee (Chairman) Audit Committee Corporate Governance and Nominating Committee Age: 71	Mr. Sparkman served as Executive Vice President and Chief Operating Officer of Tele-Communications, Inc. (“TCI”) from 1987 until his retirement in 1995. He is a director of Shaw Communications, Inc. and Broadband Services Inc. At the 2002 Annual Meeting of Stockholders, Mr. Sparkman was elected as a Class II Director of the Company to serve until the 2004 Annual Meeting of Stockholders.

Vote Required

Approval of the election of the nominees is subject to the affirmative vote of a plurality of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR
EACH OF THE FOREGOING NOMINEES AS DIRECTORS OF THE COMPANY.

Meetings and Committees of the Board of Directors

The Board is responsible for establishing broad corporate policies and for the overall performance of the Company. Generally, directors discharge their responsibilities at Board and committee meetings. During 2003, the Board met four times and acted once by unanimous written consent. No director attended less than 75% of the number of meetings of the Board and the committees on which he served during 2003.

The Board appoints committees to help carry out its duties. Board committees work on important issues in greater detail than would be possible at a full meeting of the Board. The Board has three standing committees: (i) Audit, (ii) Compensation, and (iii) Corporate Governance and Nominating. The members of each committee are appointed by the Board and serve at its discretion. A majority of each of the committees constitutes a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, are acts of any of the respective committees. Only independent directors serve on the Audit, Compensation and Corporate Governance and Nominating Committees; the charter of each of these committees is included as an appendix to this Proxy Statement.

Audit Committee. During 2003, the members of the Audit Committee were Mr. Henderson (Chairman of the Committee), Mr. Mulligan, and Mr. Sparkman, none of whom was an officer or employee of the Company or any of its subsidiaries. Each member of the Audit Committee was independent, as independence is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. Mr. Mulligan is a financial expert. No member of the Audit Committee receives any compensation from the Company, except fees for service as a Director or Audit Committee Member. The Audit Committee’s functions include meeting with the Company’s independent auditors and management representatives, making recommendations to the Board regarding the appointment of the independent auditors, approving the scope of audits and other services to be performed by the independent auditors, establishing pre-approval policies and procedures for all audit, audit-related, tax, and other fees to be paid to the independent auditors, considering whether the performance of any professional service by the auditors could impair their independence, and reviewing the results of external audits, the accounting principles applied in financial reporting, and financial and operational controls. The Board has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is attached as Appendix B to this Proxy Statement.

The independent auditors have unrestricted access to the Audit Committee and vice versa. During 2003, the Audit Committee met five times.

The following table sets forth fees billed to the Company for the years ended December 31, 2003 and 2002 by the Company’s principal accounting firm, PricewaterhouseCoopers LLP (PwC”):

	For the year ended
	12/31/2003	12/31/2002
Audit Fees(1)	$287,020	$233,050
Audit-Related Fees(2)	—	12,000
Tax Fees(3)	272,000	518,000
All Other Fees(4)	118,000	—

	$677,020	$763,050

(1)	Aggregate fees for professional services rendered for the audits of the consolidated financial statements of the Company, including statutory audits, income tax provision procedures and assistance with review of documents filed with SEC.

(2)	Reflects fees for benefit plan audit.

(3)	Reflects fees for professional services rendered for tax compliance, tax advice, and tax planning, including assistance in preparation of the returns, research and development credit analysis and transfer pricing studies.

(4)	All Other Fees is composed primarily of permitted non-audit services for foreign subsidiary.

In making its determination regarding the independence of PwC, the Audit Committee considered whether the provision of the services described under “All Other fees” was compatible with maintaining the independence of PwC. All audit-related, tax and all other services were pre-approved by the Audit Committee for engagements after May 6, 2003. The Audit Committee Report is included as Appendix H to this Proxy Statement.

Compensation Committee. During 2003, the members of the Compensation Committee were Mr. Sparkman (Chairman of the Committee) and Mr. Henderson, neither of whom was an officer or employee of the Company or any of its subsidiaries. Each member of the Compensation Committee was independent as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. The Compensation Committee’s functions include making recommendations to the Board on policies and procedures relating to executive officers’ compensation and various employee stock plans and approving individual salary adjustments and stock awards in those areas. The Compensation Committee also makes recommendations regarding the compensation of directors of the Company. During 2003, the Compensation Committee met once and acted once by unanimous written consent. A copy of the Compensation Committee Charter is attached as Appendix C to this Proxy Statement.

Corporate Governance and Nominating Committee. During 2003, the members of the Corporate Governance and Nominating Committee were Mr. Mulligan and Mr. Sparkman, neither of whom was an officer or employee of the Company or any of its subsidiaries. Each member of the Corporate Governance and Nominating Committee was independent as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc.

The Corporate Governance and Nominating Committee considers Board nominees to the extent permitted under, and made pursuant to the procedures established by, Article IV of the Company’s Amended and Restated By-laws. Procedures for stockholder nominations are discussed above under the caption “Corporate Governance — Stockholder Nominations for Director.”

The Corporate Governance and Nominating Committee also fulfills an advisory function with respect to a range of matters affecting the Board and its committees, including making recommendations with respect to qualifications of director candidates, the selection of committee assignments and chairs, and related matters affecting the functioning of the Board. The Corporate Governance and Nominating Committee did not meet during 2003 but acted once by unanimous consent. A copy of the Corporate Governance and Nominating Committee Charter is attached as Appendix D to this Proxy Statement.

Compensation of Directors

On July 11, 2001, the Board approved a three-(3) year compensation plan for the Class II Directors for the period commencing on July 1, 2001 and ending on June 30, 2004 (the “Plan”). The Plan provides that on July 11, 2001, the Company would issue to each person who is an outside member of the Board on July 1, 2001 (an “Eligible Director”) that number of shares of the Company Common Stock that equal a “fair market value” (as defined within the Plan) of $84,000. The Plan further provides that within fifteen (15) business days following each calendar quarter, one-twelfth (1/12) of the total number of shares of Company Common Stock that were issued on July 11, 2001 would be distributed to each Eligible Director so long as such Eligible Director was a member of the Board during the entire calendar quarter, and that, until the shares of Company Common Stock have been distributed, the Company Common Stock could not be transferred or otherwise encumbered in any way. In addition, the Plan further provides that, if an Eligible Director ceases being an outside member of the Board, including without limitation, by resignation, death, disability, or other cessation as an outside member of the Board (other than a cessation that occurs within eighteen (18) months following a “Change in Control” (as such term is defined within the Plan), the shares of Company Common Stock not already distributed would be forfeited. If an Eligible Director ceases being an outside member of the Board for any reason (including without limitation, resignation or failure to be reelected as a director by the Company’s stockholders) within eighteen (18) months following a “Change in Control”, all shares of Company Common Stock not previously distributed to such person would be distributed to such person within fifteen (15) business days following the date on which such person ceased being an outside member of the Board. On July 11, 2001, the Company granted 5,664 shares of Company Common Stock to each of Messrs., Henderson, Mulligan and Sparkman pursuant to the Plan, 4,720 shares of which have been distributed to each of them as of March 31, 2004.

In April 2002, the Board approved a compensation plan for outside directors as recommended by the Compensation Committee (the “2002 Directors Compensation Plan”). Under the 2002 Directors Compensation Plan, based on an analysis from an outside consultant, each outside director is paid a $25,000 cash retainer annually and is granted an option to purchases shares of Company Common Stock with a market value of approximately $75,000. The plan has a life of ten years.

Pursuant to the 2002 Directors Compensation Plan, in April 2002 each director was granted an option to purchase 6,000 shares of Company Common Stock, with an exercise price of $16.38 per share (based on the average of the high and low selling price of Company Common Stock on the date of grant); the option vests ratably over three years from the date of grant.

Pursuant to the 2002 Directors Compensation Plan, in January 2003 each director was granted an option to purchase 13,900 shares of Company Common Stock, with an exercise price of $9.825 per share (based on the average of the high and low selling price of Company Common Stock on the date of grant); the option vests ratably over three years from the date of grant.

Pursuant to the 2002 Directors Compensation Plan, in January 2004 each director was granted an option to purchase 10,714 shares of Company Common Stock (subject to reduction as described in the next paragraph), with an exercise price of $12.92 per share (based on the average of the high and low selling price of Company Common Stock on the date of grant); the option vests ratably over three years from the date of grant.

If Proposal Three is adopted by the stockholders, the 2002 Directors Compensation Plan will be terminated effective June 30, 2004 and replaced by the 2004 Directors Compensation Plan. As a result of such termination, the annual cash retainer paid to each outside director for 2004, under the 2002 Directors Compensation Plan, will be reduced to $12,500, and the number of shares underlying the option granted to each outside director in January 2004 will be reduced to 5,357; in each case, the reduction reflects proration for the six months of 2004 during which the 2002 Directors Compensation Plan will have been in effect.

Proposal Three provides that, under the 2004 Directors Compensation Plan, each director will receive annually a $25,000 cash retainer, a fee of $1,500 for each board meeting attended in excess of four, a fee of $1,000 for each committee meeting attended, a fee of $10,000 for each committee chaired and an award of 5,000 shares of Company Common Stock; the stock award will vest ratably each quarter. For 2004, these amounts will be prorated for the six months of the year 2004 in which the plan will have been in existence.

Directors who are also officers of the Company receive no additional compensation for their services as directors. All directors are reimbursed for travel expense and other out-of-pocket costs incurred in attending meetings.

Ownership of Company Securities

The Company Common Stock is the only outstanding class of equity security of the Company.

Ownership as of March 31, 2004 of the Company Common Stock by directors, nominees, each executive officer named in the Executive Compensation tables below, as well as by all directors and executive officers of the Company as a group, and to the Company’s knowledge, beneficial holders of more than five percent of the Company Common Stock, is as follows:

	Shares of		% of Shares
	Common Stock		Outstanding as
	Beneficially Owned		of
Name and Address (1)	As of March 31, 2004		March 31, 2004
Directors and Nominees
Paul D. Arling	466,300	(2)	3.45%
Satjiv S. Chahil	15,319	(3)	*
Bruce A. Henderson	57,210	(4)	*
William C. Mulligan	55,510	(5)	*
J.C. Sparkman	110,090	(6)	*

Non-Director Executive Officers
Robert P. Lilleness	167,250	(7)
Paul J. M. Bennett	102,700	(8)	*
John S. Ames	55,417	(9)	*
Richard A. Firehammer, Jr.	98,500	(10)	*

All Directors and Executive Officers as a Group (10 persons)	1,128,296	(11)	8.12%

Beneficial Owners of More than 5% of the Outstanding Company Stock
Schroder Investment Management NA Inc. (12)	776,000		5.74%
Royce & Associates (13)	1,172,353		8.67%
Systematic Financial Management, L.P. (14)	1,005,196		7.43%
Olstein & Associates, L.P. (15)	958,300		7.09%
The Olstein Funds (16)	919,600		6.80%

*	Less than one percent.

(1)	Except as otherwise indicated, the address for all persons shown on this table is c/o the Company, 6101 Gateway Drive, Cypress, California 90630. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, to the knowledge of the Company, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by that stockholder.

(2)	Includes 452,800 subject to options exercisable within 60 days. Also includes 1,000 shares held by Mr. Arling’s wife as to which Mr. Arling disclaims beneficial ownership.

(3)	Includes 5,319 shares subject to options exercisable within 60 days.

(4)	Includes 28,587 shares subject to options exercisable within 60 days.

(5)	Includes 38,587 shares subject to options exercisable within 60 days.

(6)	Includes 28,587 shares subject to options exercisable within 60 days.

(7)	Includes 161,250 shares subject to options exercisable within 60 days.

(8)	Includes 77,500 shares subject to options exercisable within 60 days.

(9)	Includes 48,750 shares subject to options exercisable within 60 days.

(10)	Includes 95,000 shares subject to options exercisable within 60 days.

(11)	Includes 936,380 shares subject to options exercisable within 60 days.

(12)	As reported on Schedule 13G as filed on February 13, 2004 with the Securities and Exchange Commission by Schroder Investment Management North America Inc., a Delaware corporation, with its principal business office at 875 Third Avenue, 22nd Floor, New York, New York 10022.

(13)	As reported on Schedule 13G/A as filed on February 9, 2004 with the Securities and Exchange Commission by Royce & Associates, LLC, a New York limited liability company, with its principal business office at 1414 Avenue of the Americas, New York, New York 10019.

(14)	As reported on Schedule 13G as filed on February 12, 2004 with the Securities and Exchange Commission by Systematic Financial Management, L.P., a New Jersey corporation, with its principal business office at c/o Glenpointe East, 7th Floor, 300 Frank W Burr Boulevard, Teaneck, New Jersey 07666.

(15)	As reported on Schedule 13G/A as filed on February 17, 2004 with the Securities and Exchange Commission by Olstein & Associates, L.P., a New York limited partnership, with its principal business office at 4 Manhattanville Road, Purchase, New York 10577.

(16)	As reported on Schedule 13G/A as filed on February 17, 2004 with the Securities and Exchange Commission by The Olstein Funds, a Delaware investment company, with its principal business office at 4 Manhattanville Road, Purchase, New York 10577

Executive Officer Compensation

Summary of Compensation

Table I below sets forth a summary of the compensation paid by the Company to its chief executive officer and the four additional most highly compensated executive officers of the Company (“Named Executive Officers”).

TABLE I

Summary Compensation Table For the Year Ended December 31, 2003

					Long Term
		Annual			Compensation
		Compensation (1)			Awards
		($)		Other Annual	(#)	All Other
				Compensation		Compensation ($)
Name and Principal Position	Year	Salary	Bonus (2)	($)	Stock Options (3)	(5)
Paul D. Arling	2003	$424,531	$283,100	—	—	$6,000
Chairman and Chief Executive Officer	2002	312,287	—	—	160,000	5,500
	2001	300,000	—	—	—	5,250

Robert P. Lilleness (4)	2003	304,155	171,000	—	—	6,000
President and Chief Operating Officer	2002	265,486	—	—	210,000	5,500
	2001	153,846	—	—	125,000	—

Paul J. M. Bennett	2003	220,466	112,488	30,000	—	13,000
Senior Vice President and Managing	2002	175,000	—	28,000	20,000	5,200
Director, Europe	2001	160,000	—	20,000	—	9,600

John S. Ames	2003	191,417	91,100	—	—	6,000
Senior Vice President of Sales and	2002	166,588	—	—	30,000	5,500
Marketing	2001	166,846	—	—	—	5,250

Richard A. Firehammer, Jr.	2003	181,151	79,200	—	—	185,473
Senior Vice President, General	2002	166,055	—	—	20,000	5,500
Counsel and Secretary	2001	166,436	—	—	—	260,758

(1)	Excludes certain perquisites and other amounts that for any executive officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer.

(2)	Bonus includes the amount of cash bonus earned during the relevant year. Actual pay out of bonuses occurred in the following year.

(3)	Awards referenced above represent options to purchase shares of the Company Common Stock granted during the relevant year.

(4)	Mr. Lilleness joined the Company in May 2001.

(5)	For 2003, All Other Compensation was composed of the following items:

	401(k)	Pension	Gain from
	Company	and Medical	Stock Option
	Contributions	Premiums	Exercise	Totals
Paul D. Arling	$6,000			$6,000
Robert P. Lilleness	6,000			6,000
Paul J. M. Bennett	—	$13,000	—	13,000
John S. Ames	6,000			6,000
Richard A. Firehammer, Jr.	6,000		179,473	185,473

Stock Options and Stock Appreciation Rights

Grant of Stock Options. No options were granted to any Named Executive Officer in 2003, and the Company has never granted stock appreciation rights. However, during 2003, the Company did grant to other employees, including certain executive officers, options to purchase an aggregate of 55,000 shares of Company Common Stock. These options were granted pursuant to various plans and vest ratably over four years on the anniversary date of the grant.

Aggregated Stock Option Exercises and Year-End Values. Table II below sets forth, on an aggregated basis, information regarding the exercise during 2003 of options to purchase Company Common Stock by the Company’s Named Executive Officers and the value on December 31, 2003 of all unexercised stock options held by such individuals.

TABLE II

Aggregated Stock Option Exercises and Year-End (December 31, 2003)
Stock Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised Stock		In-the-Money Stock Options
	Shares		Options at Year End		at Year End (1)
	Acquired on Exercise	Value Realized	(#)		($)
Name	#	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Paul D. Arling	—	—	432,800	140,000	$1,883,032	$257,400
Robert P. Lilleness	—	—	115,000	220,000	$160,875	$482,625
Paul J. M. Bennett	—	—	75,000	17,500	$338,686	$32,175
John S. Ames	6,668	—	43,750	25,000	$109,610	$32,175
Richard A. Firehammer, Jr.	31,500	$179,473	92,500	17,500	$145,825	$32,175

Total	38,168	$179,473	759,050	420,000	$2,638,028	$836,550

(1)	Based on a per share price for Company Common Stock of $12.74, which price reflects the closing price of the Company Common Stock as reported on The Nasdaq Stock Market on December 31, 2003, the last trading day of 2003.

Employment Agreements

Mr. Arling. In August 2000, the Company and Mr. Arling entered into an employment agreement with an initial term of two years commencing on October 1, 2000 and ending on September 30, 2002. The agreement was extended for one year until September 30, 2003. In April 2003, the parties entered into a new employment agreement with a three-year term that, unless terminated by either party in accordance with the terms of the agreement, automatically renews for successive one-year terms. The new agreement provides that, during the term of the agreement, Mr. Arling is to (i) devote his full working time and energy to the Company, (ii) refrain from disclosing and/or using any of the Company’s trade secrets and proprietary information, and (iii) during the term of the agreement and for a period of two (2) years thereafter, refrain from soliciting certain of the Company’s large customers or any key employees. The new agreement also provides that retroactive to January 1, 2003, Mr. Arling’s annual base salary increased to $420,000 (an increase of 5% over his annual base salary at that time), with the opportunity to receive increases (but not decreases) in such annual salary as determined and set by the Compensation Committee in accordance with plans and policies established by that committee. He received no salary increase for 2004. Mr. Arling may earn an annual bonus payable at or near the end of each fiscal year in an amount equal to a percentage of his base salary in accordance with the method established by the Compensation Committee (see “Compensation Committee Report on Executive Compensation — Annual Bonus Incentives”). Mr. Arling received an annual bonus of $283,100 for 2003. The agreement also permits the Company to award a discretionary bonus to Mr. Arling as determined by the Compensation Committee. Mr. Arling did not receive a discretionary bonus in 2003. The agreement further provides for the grant of options to acquire shares of Company Common Stock as determined by the Compensation Committee. Mr. Arling did not receive a stock option grant in 2003 (see “Compensation Committee Report on Executive Compensation – Common Stock Incentives”). The new agreement did not modify the non-recourse interest bearing secured loan provided to Mr. Arling by the earlier agreement. The loan was used by Mr. Arling for the acquisition of his primary residence in Southern California. The loan bears interest at the rate of 5.28% per annum, which interest is payable annually to the Company on each December 15th. The loan is secured by the primary residence purchased by Mr. Arling, and the principal is payable on the earlier of (i) December 15, 2007, (ii) within twelve (12) months following a demand from the Company if Mr. Arling shall cease (for whatever reason) being an employee of the

Company or upon the occurrence of an Event of Default (as such term is defined in the promissory note evidencing the loan) or (iii) on the closing of a sale or transfer by Mr. Arling or his spouse of all or any part of his and/or her primary residence in Southern California that secures the loan, including without limitation any sale or transfer of any interest therein (including any beneficial interest therein) without the Company’s prior written consent, which consent will not be unreasonably withheld. Also, in accordance with the new agreement, Mr. Arling receives a grossed-up payment to assist him in payment of interest on the loan and certain amounts of his taxes resulting from this payment. The agreement further entitles Mr. Arling to participate in benefits plans of the Company in effect from time to time and for other customary benefits.

If during the term of the agreement Mr. Arling should resign for “good reason” (as such term is defined in the agreement), Mr. Arling will receive salary, bonus, other incentive compensation and perquisites, and may continue to participate in Company benefits plans, for an 18-month period following such resignation (twenty-four (24) months if such resignation is due to a “Change in Control,” as such term is defined in the agreement).

Mr. Robert P. Lilleness. On May 14, 2001, the Company and Mr. Lilleness entered into an employment agreement with an initial term of approximately one year commencing on May 14, 2001 and ending on May 31, 2002. The agreement was extended for one year until May 31, 2003. In April 2003, the parties entered into a new employment agreement with a three-year term that, unless terminated by either party in accordance with the terms of the agreement, automatically renews for successive one-year terms. The new agreement provides that Mr. Lilleness is to be employed as the Company’s President and Chief Operating Officer and, during the term of the agreement, is to (i) devote his full working time and energy to the Company, (ii) refrain from disclosing and/or using any of the Company’s trade secrets and proprietary information, and (iii) during the term of the agreement and for a period of two (2) years thereafter, refrain from soliciting certain of the Company’s customers and/or competitors or any key employees. The agreement also sets Mr. Lilleness’ annual base salary at $300,000, unchanged from November 2002, with the opportunity to receive increases (but not decreases) in such annual salary as determined and set by the Compensation Committee in accordance with plans and policies established by that committee. He received no salary increase for 2004. Mr. Lilleness may earn an annual bonus payable at or near the end of the each fiscal year in an amount equal to a percentage of his base salary in accordance with the method established by the Compensation Committee (see “Compensation Committee Report on Executive Compensation — Annual Bonus Incentives”). Mr. Lilleness received an annual bonus of $171,000 for 2003. The agreement also permits the Company to award a discretionary bonus to Mr. Lilleness as determined by the Compensation Committee. Mr. Lilleness did not receive a discretionary bonus in 2003. The agreement further provides for the grant of options to acquire shares of Company Common Stock as determined by the Compensation Committee. Mr. Lilleness did not receive a stock option grant during 2003 (see “Compensation Committee Report on Executive Compensation – Common Stock Incentives”). The agreement further entitles Mr. Lilleness to participate in benefits plans of the Company in effect from time to time and for other customary benefits.

If during the term of the agreement Mr. Lilleness should resign for “good reason” (as such term is defined in the agreement), Mr. Lilleness will receive salary, bonus, other incentive compensation and perquisites, and may continue to participate in Company benefits plans, for an 18-month period following such resignation (twenty-four (24) months if such resignation is due to a “Change in Control” as such term is defined in the agreement).

Mr. Paul J.M. Bennett. On June 16, 1996, the Company’s subsidiary, Universal Electronics B.V. (formerly known as One For All, B.V.), entered into an employment agreement with Mr. Bennett. The Company believes that the agreement contains terms and provisions that are typical of these types of agreements in The Netherlands. By the agreement, Mr. Bennett receives a base salary (paid in euros), which salary may be increased as determined and set by the Compensation Committee in accordance with plans and policies established by that committee. In 2004, Mr. Bennett’s base salary was increased to €213,480 (approximately $241,000) from approximately €194,000 (approximately $220,000) in 2003. By the agreement, Mr. Bennett is entitled to earn an annual bonus payable at or near the end of the Company’s fiscal year in an amount equal to a percentage of his base salary, provided that certain earnings targets are met. Mr. Bennett received an annual bonus of $110,700 for 2003. The agreement further entitles Mr. Bennett to receive use of a Company-paid automobile, participate in benefits plans of the Company in effect from time to time and for other customary benefits. Mr. Bennett has also received a salary continuation agreement from the Company (see “Salary Continuation Agreements” below).

Salary Continuation Agreements. Messrs. Ames, Bennett, Firehammer and certain officers of the Company have salary continuation agreements with the Company (each, an “SCA”). Each SCA takes effect upon the occurrence of certain triggering events (as defined in the agreements). When effective, each SCA operates as an employment agreement providing for a term of employment with the Company for a period ranging from twelve (12) to eighteen (18) months (twenty-four (24) to thirty-six (36) months in the event of a hostile acquisition). In addition, each SCA provides that the executive or officer would receive increases in salary and bonuses during the term of the SCA in accordance with the Company’s standard policies and practices; however, in no event would such base salary and bonus be less than the base salary and bonus such executive or officer received in the year immediately preceding the effective date of the SCA. Further, each SCA provides that the executive or officer will be entitled to receive stock option grants and to otherwise participate in the Company’s incentive compensation and benefits plans and other customary benefits programs in effect from time to time, but in no event would such participation be less than that provided such executive or officer immediately prior to the effective date of the SCA.

Under each SCA, if the Company terminates the executive’s or officer’s employment for reasons other than the executive’s or officer’s death or disability or for “cause” (as such term is defined in each SCA) or the executive or officer resigns for “good reason” (as such term is defined in each SCA, which definition includes resigning in connection with the occurrence of a change in control), the executive or officer would receive, in one lump sum, an amount equal to salary, bonus and other incentive compensation (including being paid the cash value of all options held by such executive or officer, which options become immediately fully vested on the executive’s or officer’s termination or resignation date) and to continue all health, disability and life insurance benefits for periods ranging from twelve (12) to eighteen (18) months (twenty-four (24) to thirty-six (36) months in the event of a hostile acquisition) following such termination or resignation.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee members are Messrs. Sparkman and Henderson, neither of whom was during the last completed fiscal year an officer or employee of the Company or any of its subsidiaries or formerly an officer of the Company or any of its subsidiaries. Neither of these directors had any business or financial relationships with the Company requiring disclosure in this Proxy Statement.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and certain of its officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and The Nasdaq Stock Market. Such persons are further required to furnish the Company with copies of all such forms they file. Based solely on the Company’s review of the copies of such forms it has received, the Company believes that, with the exception of certain Forms 3 and 4 not filed or filed late by its directors and executive officers, all of the Section 16(a) filing requirements were satisfied by the Company’s directors and executive officers.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors met once and acted once by unanimous written consent in 2003. The members of the Committee are Mr. Sparkman (Chairman of the Committee) and Mr. Henderson. The Committee recommends compensation arrangements for the Company’s executive officers and the Company’s Directors and administers its various stock incentive plans.

The Compensation Committee will review the compensation policies of the Company throughout the coming year, particularly in light of the uncertainties surrounding expensing equity-based components of executive compensation packages. All compensation actions taken during 2003 were consistent with principles previously established by the Board of Directors. These principles include building a strong relationship between stockholder return and executive and Director compensation, providing incentives to achieve both near and long-term goals, and providing an overall level of remuneration that is fair and reflective of performance. The chief executive officer and other executive officers are not present at the meetings unless requested by the Committee. Further, consistent with past practice, the Board has decided that management of the Company should make decisions with respect to the compensation of all employees, other than the chief executive officer and other executive officers of the Company.

Compensation Philosophy and Program. In administering executive officer compensation, the Compensation Committee’s objective is to establish a total pay program for the Company that appropriately balances compensation costs with salaries and incentives sufficient to retain and motivate key executives. The chief executive officer presents proposals and recommendations on executive officer compensation to the Committee for its review and evaluation. In 2003, the Compensation Committee used data from internal information and criteria and from independent sources to establish compensation targets that reflect overall and individual executive officer compensation history, the Company’s recent and planned performance and, to the extent available, data reflecting compensation practices of companies who are competitors of the Company (the “Compare Group”). The Compare Group included members of the Company’s Peer Group and private companies. However, because the Company found that the companies comprising the Compare Group were substantially larger than the Company, the Compensation Committee discounted such comparison data and relied more on internal information and criteria in establishing its overall pay program for the executive officers. In 2004, the Committee will continue to employ a similar method to establish executive compensation, although it will tailor this method after considering the effect, if any, of changes in accounting treatment of equity-based components of executive pay packages such as stock options. The Committee believes that the method it has employed in establishing executive compensation appropriately reflects the labor market for Company executives.

Base Salary. Base salaries are determined from an assessment of various factors including position, tenure, experience, salary history and individual performance. This assessment is generally subjective, not subject to weightings or formulas and only considers Compare Group data to the extent available and believed by the Compensation Committee to be helpful; however, it does include data received from independent sources. Individual base salary increases reflect what the Compensation Committee believes to be fair and appropriate after considering the subjective factors, an assessment of the Company’s current and projected labor costs and the data it receives from independent sources. Mr. Arling did not receive an increase in his per annum base salary for 2004. In reviewing this data, including the Company’s financial performance for the year ended December 31, 2003, the Committee reassessed the base salaries of each of Mr. Arling and the other executive officers and determined that Mr. Arling would not receive an increase in his per annum base salary for 2004. The other Named Executive Officers (some of whom also have employment agreements with the Company or its subsidiaries – see “Employment Agreements”) received increases in their respective base salary for 2004 ranging from 0% to approximately 10%.

Annual Bonus Incentives. The Company believes that incentives help motivate attainment of annual objectives, including the Company’s performance relative to that year’s plan and the individual performance of each executive officer. Based in part on data provided by the Company that was obtained from internal and independent sources, the Compensation Committee has established a method for determining bonuses for the Company’s executive officers, including the chief executive officer, utilizing a combination of financial and strategic goals. These goals contain both objective and subjective components and based upon the level at which those goals are achieved, each executive officer is paid a bonus equal to a percentage of the executive’s base salary. For the chief executive officer, the percentage ranges between 30% and 120% of his base salary as of year-end. For each other executive officer, the percentage ranges between 20% and 100% of the executive’s base salary as of year-end. In certain circumstances, an additional bonus may be awarded if the Compensation Committee determines that an executive officer’s individual performance warrants such award. Based on the financial performance of the Company during 2003, Mr. Arling received a bonus of $283,100 and the other Named Executive Officers received bonuses for 2003 ranging from $79,200 to $171,000. The bonuses were paid in the first quarter of 2004. Also during 2003, none of the Named Executive Officers, including Mr. Arling, received a discretionary bonus.

Common Stock Incentives. In addition to the Company’s 401K and Profit Sharing Plan, the Company, through its various stock incentive plans, may grant options to purchase Company Common Stock, stock appreciation rights or phantom stock awards to executive officers and employees of the Company and its subsidiaries with a view toward providing the executive officers and employees a stake in the Company’s future and compensation directly aligned with the creation of stockholder value. The Compensation Committee may also issue stock options to attract new executive officers to the Company. The Compensation Committee generally establishes the terms and conditions of such grants. Individual awards are determined based on a subjective assessment of individual performance, contribution and potential. Neither Mr. Arling nor the other Named Executive Officers received stock option grants in 2003. In addition, the Compensation Committee retains the discretion to make individual grants that it deems appropriate under the circumstances, including to any or all of the Named Executive Officers.

Messrs. Arling and Lilleness and the Company’s chief financial officer are the trustees of the Company’s 401K and Profit Sharing Plan. No changes in the plan were made during 2003.

Perquisites. The Company offers very few perquisites or special benefits to executive officers. In general, the Compensation Committee believes that the benefits offered are less than those offered at typical companies of similar size and are not material when considering total compensation.

Deductibility. The Compensation Committee does not believe that the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), will limit the deductibility of compensation expected to be paid by the Company during 2004. Section 162(m) generally limits the deductibility for federal tax purposes of certain types of executive compensation in excess of $1.0 million dollars per year. The Compensation Committee will continue, however, to evaluate the impact of Section 162(m) of the Code and any such other provisions and take any action deemed appropriate to maximize the deductibility for federal tax purposes of all elements of compensation. The Company, however, may from time to time pay or award compensation to its executive officers that may not be deductible. Further, because of the ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the efforts of the Company in this area, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

It is the view of the Compensation Committee that the compensation programs of the Company are well structured to encourage attainment of objectives, offer opportunities for a total level of compensation that is consistent with other companies of similar size, and foster a stockholder perspective in management. The Compensation Committee believes that the overall levels of compensation provided by these programs are fair and appropriate for the year just ended and that they serve stockholders’ long-term interests.

Compensation Committee of the Board of Directors
J.C. Sparkman – Chairman
Bruce A. Henderson

Performance Chart

The following line graph compares the yearly percentage change in the cumulative total stockholder return with respect to Company Common Stock versus the cumulative total return of the Company’s Peer Group Index (the “Peer Group Index”) and the Nasdaq Composite Index (the “Nasdaq Composite Index”) for the five (5) year period ended December 31, 2003. The graph and table assume that $100 was invested on December 31, 1998 in each of Company Common Stock, the Peer Group Index and the Nasdaq Composite Index and that all dividends were reinvested (although no dividends were declared on Company Common Stock during the period). The graph depicts year-end values based on actual market value increases and decreases relative to the initial investment of $100, based on information provided for each calendar year by the Nasdaq Stock Market and the New York Stock Exchange.

The Company believes that the information provided in this performance chart has only limited relevance to an understanding of the Company’s compensation policies during the indicated periods and does not reflect all matters appropriately considered by the Company in developing its compensation strategy. This information shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and is not necessarily indicative of future price performance.

Comparison of Stockholder Returns Among Universal Electronics Inc.,
the Peer Group Index(1) and the Nasdaq Composite Index

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Universal Electronics Inc.	$100	$428	$287	$320	$181	$237
Peer Group Index	$100	$308	$159	$121	$148	$262
Nasdaq Composite Index	$100	$185	$113	$89	$61	$91

(1)	Companies in the Peer Group Index are as follows: Harman International Industries, Inc.; Recoton Corporation; Koss Corporation; Boston Acoustics Inc.; Interlink Electronics; and AMX Corporation.

Equity Compensation Plan Information

The table below summarizes the Company’s equity compensation plans, as in effect at December 31, 2003.

Equity Compensation Plan Information

(c)
Number of
securities
	(a)		remaining available
	Number of		for future issuance
	Securities to be	(b)	under equity
	issued upon	Weighted-average	compensation plans
	exercise of	exercise price of	(excluding
	outstanding	outstanding	securities
	options, warrants	options, warrants	reflected in column
Plan Category	and rights	and rights	(a))
Equity compensation plans approved by security holders	1,042,463	$11.07	1,048,648

Equity compensation plans not approved by security holders	1,619,050	$13.13	24,650

Total	2,661,513	$12.32	1,073,298

PROPOSAL TWO: APPOINTMENT OF AUDITORS

The Board of Directors, acting on the recommendation of its Audit Committee, has appointed PricewaterhouseCoopers LLP (“PWC”), a firm of independent public accountants, as auditors, to examine and report to the Board and to the Company’s stockholders on the consolidated financial statements of the Company and its subsidiaries for 2004. The Board of Directors is requesting stockholder ratification of such appointment. Representatives of PWC will be present at the Annual Meeting, will be given an opportunity to make a statement and will respond to appropriate questions.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the ratification of the appointment of PWC as the Company’s independent auditors. If the stockholders of the Company reject the nomination, the Board of Directors will reconsider its selection.

Vote Required

The ratification of the Board of Directors’ appointment of PWC as the Company’s independent auditors for 2004 requires an affirmative vote of the holders of a majority of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE
RATIFICATION OF SUCH APPOINTMENT.

PROPOSAL THREE: APPROVAL OF THE 2004 DIRECTORS COMPENSATION PLAN

Background

In April 2002, the Board of Directors approved the 2002 Directors Compensation Plan, as recommended by the Compensation Committee. Under the 2002 Directors Compensation Plan, based on an analysis from an outside consultant, each Class II director is paid a $25,000 cash retainer annually and is granted an option to purchases shares of Company Common Stock with a market value of approximately $75,000. The plan has a life of ten years.

Pursuant to the 2002 Directors Compensation Plan: (i) in April 2002 each director was granted an option to purchase 6,000 shares of Company Common Stock, with an exercise price of $16.38 per share; (ii) in January 2003 each director was granted an option to purchase 13,900 shares of Company Common Stock, with an exercise price of $9.825 per share; and (iii) in January 2004 each director was granted an option to purchase 10,714 shares of Company Common Stock, with an exercise price of $12.92 per share (subject to adjustment, as described in the 2004 Directors Compensation Plan discussion below). In each case, the exercise price was the average of the high and low selling price of Company Common Stock on the date of grant; each option vests ratably over a period of three years from the date of grant.

2004 Directors Compensation Plan

The Board proposes to terminate the 2002 Directors Compensation Plan, effective June 30, 2004, and replace it with the 2004 Directors Compensation Plan, effective July 1, 2004. Under the 2004 Directors Compensation Plan, each of the four Class II directors will receive annually (i) a $25,000 cash retainer, (ii) a fee of $1,500 for each board meeting attended in excess of four, (ii) a fee of $1,000 for each committee meeting attended, (iii) a fee of $10,000 for each committee chaired and (iv) an award of 5,000 shares of Company Common Stock; the stock award will vest ratably each quarter. The 2004 Directors Compensation Plan will have a term of ten years. You are being asked to approve the equity portion of the 2004 Directors Compensation Plan (i.e., the annual award of 5,000 shares of restricted stock to each Class II Director).

If Proposal Three is adopted, the compensation of each of the four Class II director for 2004 will be comprised of (i) a cash retainer of $12,500 and an option to purchase 5,357 shares of Company Common Stock under the 2002 Director Compensation Plan and (ii) a cash retainer of $12,500, an award of 2,500 shares of Company Common Stock and any meeting or committee fees that may be payable under the 2004 Director Compensation Plan. A copy of the 2004 Director Compensation Plan is included with this Proxy Statement as Appendix I.

NEW PLAN BENEFITS

2004 DIRECTOR COMPENSATION PLAN (EQUITY PORTION)
Name and Position	Dollar Value ($)		Number of Shares
Paul D. Arling, Chairman and Chief Executive Officer	0		0
Robert P. Lilleness, President and Chief Operating Officer	0		0
Paul J. M. Bennett, Senior Vice President and Managing Director, Europe	0		0
John S. Ames, Senior Vice President of Sales and Marketing	0		0
Richard A. Firehammer, Jr., Senior Vice President, General Counsel and Secretary	0		0
Executive Group (All Executive Officers)	0		0
Non-Executive Director Group	$261,000	(1)	20,000
Non-Executive Officer Employee Group	0		0

(1)	The closing market value of 20,000 shares of Company Common Stock at April 16, 2004

Vote Required

The approval of the 2004 Board of Directors Equity-based Compensation Plan requires an affirmative vote of the holders of a majority of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR
APPROVAL OF THE PLAN.

Stockholder Proposals for 2005 Annual Meeting

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors a proposal to be considered for submission to the Annual Meeting of Stockholders to be held in 2005. A stockholder proposal should be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary of the Company, Universal Electronics Inc., 6101 Gateway Drive, Cypress, California 90630 and must be received no later than January 15, 2005. Any such notice shall set forth: (a) the name and address of the stockholder and the text of the proposal to be introduced; (b) the number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the date of such notice; and (c) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Proxy holders will use their discretion in voting proxies with respect to any stockholder proposal properly presented from the floor and not included in the Proxy Statement for the 2005 Annual Meeting, unless specific voting instructions are received with respect to any such proposal by April 1, 2005.

Solicitation of Proxies

Proxies will be solicited by mail, telephone, or other means of communication. Solicitation also may be made by directors, officers and other employees of the Company not specifically employed for this purpose. The Company will reimburse brokerage firms, custodians, nominees and fiduciaries in accordance with the rules of the National Association of Securities Dealers, Inc., for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitation will be borne by the Company.

Form 10-K Annual Report

Stockholders may obtain a copy of the Company’s 2003 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (excluding exhibits), with or without exhibits by addressing a request to Investor Relations, Universal Electronics Inc., 6101 Gateway Drive, Cypress, California 90630. A charge equal to the reproduction cost will be made if exhibits are requested.

By Order of the Board of Directors
Richard A. Firehammer, Jr.
Senior Vice President, General Counsel and Secretary

May 18, 2004

Appendix A

Universal Electronics Inc.
Corporate Governance Guidelines

January 1, 2004

I. Introduction

The Board of Directors (the “Board”) of Universal Electronics Inc. (the “Company”) has adopted these corporate governance principles (the “Guidelines”) to promote the effective functioning of the Board and its committees, to promote the interests of stockholders, and to ensure a common set of expectations as to how the Board, its various committees, individual directors and management should perform their functions.

II. Board Responsibilities

The business and affairs of the Company are managed by or under the direction of the Board in accordance with Delaware law. The Board establishes the strategic direction of the Company and oversees the performance of the Company’s business and management.

Certain specific corporate governance functions of the Board include the following:

Management Succession. The Board shall annually review and concur in a management succession plan to ensure continuity in senior management. This plan shall address; (i) emergency CEO succession; (ii) CEO succession in the ordinary course of business; and (iii) succession for the other members of senior management. The plan shall include an assessment of senior management experience, performance, skills and planned career paths.

Evaluating the CEO. The Board, acting through the Compensation Committee, shall annually conduct an evaluation of the performance of the CEO. The Chair of the Compensation Committee shall communicate such evaluation to the CEO.

Director Compensation. The Compensation Committee shall periodically review the form and amounts of director compensation and make recommendations to the Board with respect thereto. The Board shall set the form and amounts of director compensation, taking into account the recommendations of the Compensation Committee. The Board believes that the amount of director compensation should fairly reflect the contributions of the directors to the performance of the Company. The Compensation Committee shall consider the director compensation policies and practices of the Company’s principal competitors and other comparable companies. Only non-management directors shall receive compensation for services as a director. To create a direct linkage with corporate performance, the Board believes that a meaningful portion of the total compensation of non-management directors should be provided and held in common stock, stock options, restricted stock units or other types of equity-based compensation.

Reviewing and Approving Significant Transactions. Board approval of a particular transaction may be appropriate because of several factors, including (i) legal or regulatory requirements, (ii) the materiality of the transaction to the Company’s financial performance, risk profile or business, (iii) the terms of the transaction or (iv) other factors, such as the entering into of a new line of business or a variation from the Company’s strategic plan. The Board shall develop standards to be utilized by management in determining types of transactions that should be submitted to the Board for review and approval or notification.

III. Board Composition and Size

The members of the Board should collectively possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Company’s business. A majority of the Board shall consist of directors who the Board has determined are “independent” under the rules of The NASDAQ Stock Market, Inc. (an “Independent Director”).

The Board shall be divided into two classes, Class I and Class II Directors. Class I directors are also employees of the Company and/or any subsidiary of the Company and serve a one-year term. Class II directors are not also employees of the Company and/or any subsidiary of the Company and serve a two-year term.

It is the sense of the Board that, generally, the Board should consist of no more than nine (9) members in order to facilitate its functioning.

Iv. Selection of Chairman of the Board and Chief Executive Officer

The Board shall select its chairman (the “Chairman”) and the Company’s chief executive officer (the “CEO”) in a manner it considers to be in the best interests of the Company.

V. Selection of Directors

The Corporate Governance and Nominating Committee shall initially assess whether a candidate would be an Independent Director. The Board, taking into consideration the recommendations of the Corporate Governance and Nominating Committee, shall be responsible for selecting the nominees for election to the Board by the stockholders and for appointing directors to the Board to fill vacancies, with primary emphasis on the criteria set forth above. The Board, taking into consideration the assessment of the Corporate Governance and Nominating Committee, shall also make a determination as to whether a nominee or appointee would be an Independent Director.

The invitation to join the Board shall be extended by the Board via the Chairman or the Chair of the Corporate Governance and Nominating Committee or another independent director of the Company designated by the Chairman or the Chair of the Corporate Governance and Nominating Committee.

VI. The Committees of the Board

The Board shall have at least three committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee (the “Committees”). Each Committee shall have a written charter. Each Committee shall report regularly to the Board summarizing the Committee’s actions and any significant issues considered by the Committee. The Board may establish other committees as it deems appropriate.

The Audit Committee shall consist of no fewer than three (3) members and each of the Compensation Committee and the Corporate Governance and Nominating Committee shall be composed of no fewer than two (2) members. Each Committee member must be an Independent Director and also must satisfy the membership requirements set forth in the relevant Committee charter. A director may serve on more than one Committee.

The Audit Committee shall be responsible for assisting the full Board in overseeing and monitoring (i) the integrity of the Company’s financial statements, (ii) the independence and qualifications of the Company’s independent auditors, (iii) the accounting and financial reporting processes of the Company, (iv) the performance of the Company’s internal audit function and independent auditors (v) the audits of the Company’s financial statements, (vi) the Company’s Code of Conduct and processes for reporting complaints and violations of the Code of Conduct, and (vii) the Company’s compliance with legal and regulatory requirements

The Compensation Committee shall be responsible for matters relating to compensation for the Company’s directors and executive officers and the Company’s stock-based incentive programs and plans

The Corporate Governance and Nominating Committee shall be responsible for identifying Board members qualified to fill vacancies on any Committee and recommending that the Board appoint the identified member or members to the applicable Committee.

The Board shall designate one member of each Committee as Chair of such Committee.

VII. Board and Committee Meetings

The Board shall have at least four (4) meetings each year. Further meetings shall occur if called by the Chairman or any two Independent Directors. The Board may act by unanimous written consent in lieu of a meeting.

Each Committee shall have the number of meetings provided for in its respective charter, with further meetings to occur (or action to be taken by unanimous written consent) when deemed necessary or desirable by the Committee or its Chair.

The agenda for each Board meeting shall be established by the Chairman. Any Board member may include additional subjects on the agenda. The agenda for each Committee meeting shall be established by the Committee Chair in consultation with appropriate members of the Committee and with management.

Unless a Committee expressly determines otherwise, the agenda, materials and minutes for each Committee meeting shall be available to all directors, and all directors shall be free to attend any Committee meeting. In addition, all Independent Directors, whether or not members of the Committee, shall be free to make suggestions to a Committee Chair for additions to the agenda of the Committee or to request that an item from a Committee agenda be considered by the Board.

VIII. Executive Sessions

To ensure free and open discussion and communication among the Independent Directors, the Independent Directors shall meet in executive session at least twice a year. The Chair of the Corporate Governance and Nominating Committee shall preside at the executive sessions, unless the other non-management directors determine otherwise. These executive sessions shall also constitute meetings of the Corporate Governance and Nominating Committee, with any Independent Directors who are not members of such Committee attending by invitation.

These executive sessions shall serve as the forum for the annual evaluation of the performance of the CEO, the annual review of the plan for management succession and the annual evaluation of the performance of the Board.

IX. Expectations for Directors

The Board has developed a number of specific expectations of directors to promote the discharge by the directors of their responsibilities and to promote the efficient conduct of the Board’s business. It is understood that the non-management directors are not employees of the Company.

Attendance. All directors are expected to attend meetings of the Board and the Committees of which they are members absent emergency or other exigent circumstances. Attendance by telephone or video conference may be used to facilitate a director’s attendance.

Participation in Meetings. Each director should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and the competition it faces, to ensure active and effective participation in the deliberations of the Board and of each Committee on which such director serves. Upon request, management shall make appropriate personnel available to answer any questions a director may have about any aspect of the Company’s business.

Loyalty and Ethics. All directors owe a duty of loyalty to the Company, the standards of which are determined in accordance with Delaware law. This duty of loyalty mandates that the best interests of the Company take precedence over any interest possessed by a director. All directors must comply with the Company’s Code of Conduct.

Other Directorships and Significant Activities. The Company values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities also present demands on a director’s time and availability and may present conflicts or legal issues, including independence issues.

Directors should advise the Chair of the Corporate Governance and Nominating Committee before accepting membership on the boards of directors of other publicly traded companies or of companies or entities that are competitors of or suppliers of the Company.

Contact with Management and Employees. All directors shall be free to contact the CEO at any time to discuss any aspect of the Company’s business. Directors shall also have complete access to other employees of the Company. The Board expects there will be frequent opportunities for directors to meet with the CEO and other members of management in Board and Committee meetings, or in other formal or informal settings.

Further, the Board encourages management to bring into Board meetings from time to time (or otherwise make available to Board members) individuals who can provide additional insight into the items being discussed, because of personal involvement and substantial knowledge in those areas.

Speaking on Behalf of the Company. It is important that the Company speak to employees and outside constituencies with a single voice and that management serve as the primary spokesman. If a situation arises in which it seems necessary for a non-management director to speak on behalf of the Company to one of these constituencies, the director shall advise the CEO.

Confidentiality. The proceedings and deliberations of the Board and its Committees shall be confidential. Each director shall maintain the confidentiality of information received in connection with his or her service as a director.

X. Evaluating Board and Committee Performance

The Board shall conduct an annual self-evaluation. Each Committee shall conduct an annual self-evaluation as provided for in its respective charter.

XI. Orientation and Continuing Education

Management, working with the Board, shall provide an orientation process for new directors, including background material on the Company and its business. As appropriate, management shall prepare additional educational sessions for directors on matters relevant to the Company and its business. Members of the Board are encouraged to attend relevant education that is available through outside sources.

XII. Reliance on Management and Outside Advice

In performing its functions, the Board shall be entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisors. Except as otherwise provided in any Committee charter, the Board shall have the authority to select, retain, terminate and approve the fees and other retention terms of its outside advisors.

XII. Reporting of Concerns

The Board has adopted procedures for reporting complaints as part of the Company’s Code of Conduct with respect to reporting concerns regarding accounting controls, auditing matters and other issues (the “Complaint Procedures”). The Complaint Procedures are designed to provide a channel of communication for employees and others who have concerns about the conduct of the Company and its employees. Such concerns may be communicated, in a confidential or anonymous manner, in accordance with the Complaint Procedures. The Company strictly prohibits any retaliation for reporting a possible violation of law, ethics or firm policy, no matter whom the report concerns.

Appendix B

Universal Electronics Inc.
Audit Committee Charter

January 1, 2004

Purpose

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Universal Electronics Inc. (the “Company”) is appointed by the Board to:

     (A) Assist the Board in its oversight and monitoring of:

(i)	the integrity of the Company’s financial statements,

(ii)	the independence and qualifications of the Company’s independent auditors,

(iii)	the accounting and financial reporting processes of the Company,

(iv)	the performance of the Company’s internal audit function and independent auditors,

(v)	the audits of the Company’s financial statements, and

(vi)	the Company’s compliance with legal and regulatory requirements.

     (B) Prepare the Audit Committee report required to be included in the Company’s Proxy Statement; and

     (C) Perform such other duties as the Board, from time to time, shall determine.

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or to conduct audits, to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations, to create and to implement internal controls and compliance programs, or to otherwise perform the functions of management or the independent auditors. In performing its responsibilities, the Audit Committee relies on the expertise and knowledge of management, the auditors, advisors, and the expertise and experience of its members.

Membership

The Audit Committee is comprised of not fewer than three directors whom the Board determines meet the independence, financial literacy, and any other criteria of The NASDAQ Stock Market, Inc. (“NASDAQ”) and applicable requirements of law. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. Members of the Audit Committee are appointed annually by the Board on recommendation of the Board’s Corporate Governance and Nominating Committee. The Board may make changes at any time in the Audit Committee’s membership and may fill vacancies on the Audit Committee during the course of a year. The Board designates one member of the Audit Committee as the Audit Committee Chairman and also designates which members of the Audit Committee are “audit committee financial experts.”

No member may serve simultaneously on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Audit Committee.

Meetings

The Audit Committee shall meet as frequently as it determines appropriate, but not less frequently than once each fiscal quarter. The Committee shall meet in executive session with the independent auditors at least once during each fiscal quarter, but more often as it deems appropriate. As it deems appropriate, it may meet periodically in executive session and also with management and internal auditors in separate executive sessions.

The Audit Committee may request any officer or other employee of the Company, the independent auditors, outside legal counsel, or other advisors to attend any meeting of the Audit Committee or to meet with any member of or advisor to the Audit Committee.

The person who is the head of internal audit or other members of management may request to meet with the Committee in executive session as they deem appropriate.

Authority and Responsibility

•	The Audit Committee will have sole authority to appoint, subject to ratification of the Company’s shareholders, or to replace the independent auditors. The Audit Committee will have direct responsibility for compensation and oversight of the independent auditors. The independent auditors are accountable to and will report directly to the Audit Committee. The Audit Committee is responsible for resolving disputes between management and the independent auditors regarding financial reporting.

•	The Audit Committee must approve in advance all audit services and permitted non-audit services to be provided to the Company by the independent auditors, including the fees for such services and the terms of service; provided, however, that non-audit services that fall within the de minimis exceptions described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will not require advance approval, if approved by the Audit Committee prior to completion of the audit.

•	The Audit Committee shall review the qualifications and approve the appointment, replacement, or dismissal of the person who is the head of internal audit.

•	The Audit Committee may delegate to the Chairman of the Committee or to a subcommittee comprised of one or more members of the Audit Committee the authority to grant advance approval of audit services and permitted non-audit services; provided, however, that any decision of a subcommittee shall be presented to the full Audit Committee at its next scheduled meeting.

•	The Audit Committee has the authority to retain, as it deems necessary or appropriate, independent legal counsel or accounting or other advisors to advise the Audit Committee or to assist it in any investigation which it may determine to undertake. The Company will provide funding, as determined by the Audit Committee, for payment for services to the independent auditors for work done in connection with the preparation and issuance of the audit report and to any legal counsel or other advisors retained by the Audit Committee.

•	The Chairman of the Audit Committee will make regular reports to the Board as to the Audit Committee’s activities.

•	The Audit Committee will review this charter annually to assess its adequacy and to recommend any changes in the charter to the Board.

•	The Audit Committee will review its own performance annually.

•	The Audit Committee will prepare the Report of the Audit Committee required to be included in the Company’s annual Proxy Statement.

A.	With respect to financial statements and disclosure matters, the Audit Committee will:

1.	Review and discuss with management and the independent auditors the annual audited financial statements prior to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”), including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditors the Company’s quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q (the “Form 10-Q”), including the results of the independent auditors’ review of the quarterly financial statements and determine whether the independent auditors are satisfied with the financial statements prior to their public release.

3.	Prior to their issuance, discuss with management and the independent auditors the Company’s earnings press releases and business outlooks, including the use of “pro forma” or “adjusted” non-GAAP information.

4.	Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, and, as appropriate, any significant issues as to the adequacy of the Company’s internal controls.

5.	Review and discuss with the independent auditors their views on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

6.	Review with management and the independent auditors significant accounting and reporting issues involved in complex or unusual transactions and highly judgmental areas of a significant nature.

7.	Discuss with management and the independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Company’s financial statements.

8.	Discuss with management the Company’s major risk exposures, including financial risk exposures, and the steps management has taken to monitor and control such exposures.

9.	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

10.	Review disclosures made to the Audit Committee or otherwise by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of disclosure controls and internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

B.	In connection with its oversight of the Company’s internal control system, the Audit Committee will:

1.	Review with management, the independent auditors, and the internal auditors the adequacy and effectiveness of the Company’s accounting and financial controls, including information technology security and controls.

2.	Discuss with the independent auditors and the internal auditors measures taken to improve the effectiveness of internal controls.

3.	Review with management their program of disclosure controls and management’s assessment of their efficacy.

4.	Review management’s certifications regarding internal controls and review with the independent auditors and the internal auditors their respective review and conclusions regarding management’s assessment.

C.	In connection with its oversight of the Company’s relationship with its independent auditors, the Audit Committee will:

1.	Meet with the independent auditors prior to the audit to discuss the scope, planning, timing, and staffing of the audit, as well as the fees for the audit.

2.	Review and evaluate the qualifications, independence and performance of the independent auditors’ team.

3.	At least annually discuss with the independent auditors their firm’s internal quality control procedures, results of the firm’s most recent peer review and internal quality control review, and any material issues raised by governmental investigations and investigations of the Public Company Accounting Oversight Board within the preceding five years

4.	Receive at least annually a written statement from the independent auditors delineating all relationships between the independent auditors and the Company, consistent with Independent Standards Board Standard 1.

5.	Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditor in order to assess the independence of the auditors.

6.	Take, or recommend that the Board take, any appropriate action to oversee the independence of the outside auditor.

7.	Ensure compliance with audit partner rotation practices required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate at some point to rotate the independent auditing firm.

8.	Establish and monitor policies for the Company’s hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

9.	Determine from the independent auditors whether they consulted the firm’s national office on matters that are required to be disclosed to the Audit Committee, and if so, discuss with them the substance of such consultations.

10.	Review the objectivity of the independent auditors.

D.	In connection with its responsibility to provide oversight of the Company’s internal audit function, the Audit Committee will:

1.	Review the scope and mission of the internal auditors, and review and approve the annual internal audit plan.

2.	Review the significant findings and recommendations of the internal auditors to management, as well as management’s responses and follow-up prepared by the internal auditors.

3.	Discuss with the internal auditors, independent auditors, and management the responsibilities of the internal auditors as well as the scope, budget, and staffing of the internal auditors.

4.	Review and monitor progress on the internal audit, requiring explanation of any deviations from the original plan or any difficulties encountered in the course of the internal audit work, including any restrictions on the scope of work or access to required information.

5.	Review and evaluate the qualifications, objectivity and performance of the team conducting the internal audit.

E.	In connection with its compliance oversight responsibilities, the Audit Committee will:

1.	Determine from the independent auditors that there have been no instances known to the independent auditors requiring reporting pursuant to Section 10A(b) of the Exchange Act.

2.	Determine from management, the head of the internal auditors, and the independent auditors whether there are any instances of which they are aware that the Company or any of its subsidiaries or foreign affiliated entities are not in conformity with applicable legal requirements and the Company’s Code of Conduct.

3.	Review and discuss with the Company’s General Counsel whether all insider and affiliated party transactions have been properly disclosed.

4.	Review and monitor procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters and any violations of the Company’s Code of Conduct and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters and any violation of the Company’s Code of Conduct.

5.	Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

6.	Discuss with the Company’s General Counsel legal and regulatory matters that may have a material impact on the financial statements or the Company’s compliance policies.

7.	Discuss with the Company’s General Counsel compliance with applicable laws, regulations, market place requirements of The NASDAQ Stock Market, Inc., and the Company’s Code of Conduct and whether there have been allegations of fraud or other illegal activities.

Appendix C

Universal Electronics Inc.
Compensation Committee Charter

January 1, 2004

Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors of Universal Electronics Inc. (the “Company”) is to discharge the Board’s responsibilities relating to compensation for the Company’s directors and executive officers and the Company’s stock-based incentive programs and plans. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies, and programs of the Company. The Committee also is responsible for producing, in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”), an annual report on executive compensation for inclusion in the Company’s annual Proxy Statement.

Committee Membership

The Committee shall consist of two or more members of the Board, each of whom the Board has determined has no material relationship with the Company and each of whom is otherwise “independent” under the rules of The NASDAQ Stock Market, Inc.

The members of the Committee shall be appointed and replaced by the Board on the recommendation of the Corporate Governance and Nominating Committee. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

The Board shall designate one member of the Committee as its Chair. The Committee shall meet in person or telephonically at least three times a year at a time and place determined by its Chair, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its Chair.

The Committee may invite such members of management to its meetings as it may deem desirable or appropriate, consistent with the maintenance of the confidentiality of compensation discussions. The Company’s Chief Executive Officer (“CEO”) should not be in attendance during any portion of a meeting in which the CEO’s performance or compensation is discussed, unless specifically invited by the Committee.

Committee Duties and Responsibilities

The duties and other responsibilities of the Committee include:

1.	Establish the Company’s general compensation philosophy, and oversee the development and implementation of compensation programs.

2.	Review and approve corporate and individual goals relevant to CEO compensation, lead the performance evaluation of the CEO by the Board, recommend to the Board the CEO’s compensation level based on this evaluation and communicate such evaluation and compensation level to the CEO.

3.	Make recommendations to the Board with respect to the Company’s incentive compensation plans and equity based plans, oversee the activities of the committees responsible for administering these plans and discharge any responsibilities imposed on the Committee by any of these plans.

4.	Review and approve for the CEO and other executive officers of the Company (i) annual base salary level, (ii) annual incentive opportunity level, (iii) long-term incentive opportunity level, (iv) employment agreements, severance arrangements, change in control or similar termination agreements and (v) other special or supplemental benefits.

5.	Prepare an annual report of the Committee on executive compensation for inclusion in the Company’s annual Proxy Statement in accordance with applicable SEC rules and regulations.

6.	Make reports to the Board on the activities of the Committee.

7.	Conduct an annual performance evaluation of the Committee and report the results of this evaluation to the Board.

8.	Meet with the Company’s non-executive representative who consults with and advises the Committee regarding employee benefits programs.

9.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the Company’s compensation programs.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee

The Committee shall have resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate without seeking approval of the Board or management; provided that it inform management of the amount and timing of the spending.

Appendix D

Universal Electronics Inc.
Corporate Governance and
Nominating Committee Charter

January 1, 2004

Purpose

The purpose of the Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Universal Electronics, Inc. (the “Company”) is to (1) develop and recommend to the Board a set of corporate governance guidelines applicable to the Company; (2) identify and recommend individuals to the Board for nomination as members of the Board and its committees; and (3) to lead the Board in its annual review of the Board’s performance.

Committee Membership

The Committee shall consist of two or more members of the Board, each of whom the Board has determined has no material relationship with the Company and each of whom is otherwise “independent” under the rules of The NASDAQ Stock Market, Inc.

The members of the Committee shall be appointed and replaced by the Board on the recommendation of the Corporate Governance and Nominating Committee. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

The Board shall designate one member of the Committee as its Chair. The Committee shall meet in person or telephonically at least twice a year at a time and place determined by its Chair, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its Chair.

Committee Duties and Responsibilities

The duties and responsibilities of the Committee include:

a.	Make recommendations to the Board from time to time as to changes the Committee believes to be desirable to the size of the Board or any committee thereof.

b.	Identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy, identifying the class of director, either through appointment by the Board or through election by stockholders. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include (i) judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business; (ii) diversity of viewpoints, backgrounds, experiences and other demographics; (iii) business or other relevant experience; and (iv) the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Company. The Committee may consider candidates proposed by management, but is not required to do so.

c.	To develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

d.	Identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee.

e.	Make reports to the Board on the activities of the Committee.

f.	Establish procedures for and oversee the evaluation of the Board.

g.	Review and reassess the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board.

i.	Conduct an annual performance evaluation of the Committee and report the results of this evaluation to the Board.

j.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management; provided that it informs management of the amount and timing of the spending.

Appendix E

Universal Electronics Inc.
Code of Conduct

I. APPLICATION OF THE CODE AND THE COMPANY’S POLICIES

The Board of Directors of Universal Electronics Inc. has adopted the following Code of Conduct as part of its commitment to integrity, honesty, and compliance with law and with the highest standards of ethical conduct. This Code of Conduct sets forth certain basic rules regarding the way in which all Universal directors, officers, and employees must conduct themselves. It also provides guidance as to how to recognize certain ethical and legal issues and how to resolve them in conducting the Company’s business. The Code also provides means of reporting unethical conduct that violates this Code.

Certain terms are used throughout this Code. “Universal” or the “Company” refers to Universal Electronics Inc., and all of its subsidiaries, regardless of their location around the world. “Code” refers to this Code of Conduct. “Associates” refers to all directors, officers, and employees of the Company.

All directors, officers, and employees of Universal are responsible for complying with the requirements of this Code. Only the Board of Directors can waive the provisions of this Code for executive officers and directors. The Chief Executive Officer can, if there are special circumstances, grant exceptions to the Code for all other Associates.

The Code cannot — and is not intended to — cover every legal and ethical issue that may arise. If you do not know what to do about a problem or are not sure how the requirements of the Code apply, you should consult your supervisor, or seek assistance from one of the persons or departments listed at the end of the Code. You should use good common sense and judgment in handling problems not specifically addressed in the Code, always resolving issues by complying with legal and ethical requirements. If there ever is a situation in which requirements of law in a particular locality conflict with this Code, you must obey the prevailing law. In such a situation, you should contact the Company’s General Counsel (see contact information at the end of the Code) to determine how such a potential conflict should be resolved.

The Code does not include all of the Company’s policies. We need also observe Universal’s other approved policies and procedures. They are designed to foster a good working environment, to ensure production of high quality products, and to protect the Company’s financial integrity. Official company policies can be found on the company’s Intranet. These policies can answer many questions about appropriate procedures and practices for associates to follow in conducting business. In addition, specific work rules or policies may vary depending on the nature of your job and the country in which you work. If you are not certain about the application of these policies, you should contact your local Human Resources Department representative.

Universal may modify this Code at any time. Neither this Code nor the Company’s other policies create a contract of employment with you.

II. FAIR DEALING

Universal is committed to dealing with its employees, customers, vendors, competitors and others with whom we work, with fairness, respect and integrity. Relationships forged through fairness and integrity provide keys to the Company’s success. No one should take unfair advantage of another through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or through any other unfair-dealing practice. Fair dealing also prohibits taking advantage of or otherwise improperly using someone else’s property, including intellectual property.

Doing Business with Suppliers and Consultants

Purchasing decisions should be based on the best combination of quality, integrity, service, delivery, and price. Personal relationships should not be the basis for the purchase of goods or services.

Dealing with Customers

Associates must always be truthful and clear with customers about the terms of transactions. The Company provides certain warranties with respect to its products. These warranties are the only ones that Associates can offer to customers.

Charitable Contributions

Periodically, Associates may receive requests for corporate contributions from charities and other non-profit organizations. The Company is committed to being a good corporate citizen. All such requests should be referred to the Chief Executive Officer.

III. ACCURATE FINANCIAL INFORMATION AND DISCLOSURES

Keeping Accurate Financial Records

The Company’s financial records and the financial statements that we release to the public in accordance with legal and stock market requirements must always be full, fair, accurate, timely, and understandable. Besides being required by law, Universal’s credibility and reputation for honesty depend on it. The Company’s ability to make accurate and timely disclosures to the public that are required by law depends on accurate and complete financial records.

Therefore, it is very important that all accounting entries, as well as all information on which those entries are based, be correct and complete. Accounting entries must be made in accordance with appropriate accounting standards, and proper records supporting accounting entries must be maintained. Any Associate who becomes aware of inaccurate or uncorrected accounting entries should report the matter in accordance with the procedures set forth at the end of this Code.

Accurate Disclosures

The Company’s stock price depends on the information that the investing public has available. The law and stock market rules require full, fair, accurate, timely, and often detailed reporting of information that could influence investors and impact the Company’s stock price. The Company is committed to fulfilling its responsibilities for full, fair, accurate, and timely disclosures as required by law and stock market rules. No Associate may do anything that would violate these responsibilities or interfere with their proper execution. You must immediately report to your supervisor any event or development that you believe could affect the value of the Company’s common stock.

Company Spokesperson

Only a limited number of senior officers are authorized to discuss Universal’s historical or expected financial performance and other material developments. To avoid confusion to the public, any inquiries or requests from the press, media, financial community or the general public about the Company or its subsidiaries must be referred to the Company’s Chief Executive Officer, Chief Financial Officer, or Chief Operating Officer.

IV. COMPLIANCE WITH LAW

Compliance and Questions About the Law

At Universal, we are committed to operating our business in compliance with the laws and government rules and regulations of the countries, states, and localities in which we operate. Compliance with law forms a basic part of the Company’s integrity as a business enterprise. If you have questions about the law, including the seven areas of the law briefly highlighted in this Code, please contact the Company’s General Counsel.

Insider Trading

It is illegal to trade in the Company’s securities, including its common stock, on the basis of material “inside” information. “Inside” information is information about which you have knowledge, but which is not yet known to the public. Examples of inside information include, but are not limited to, financial forecasts, interim sales and earning numbers, dividend changes, possible mergers, acquisitions and joint ventures, new product innovations, major litigation developments, and significant changes in business strategy.

Information is considered material if, when disclosed to the public, it could either affect an investor’s decision to buy the Company’s stock or otherwise have an impact on the Company’s stock price. The prohibitions on insider trading apply to all Associates, regardless of their jobs in the Company and regardless of where or how they may have obtained the inside information. Even after information has become public, you can still not trade in Company securities until it has had time to become generally known in the securities markets. Two full business days after something has become public through a press release or filing with the Securities Exchange Commission, for example, should elapse before you can trade based on that information.

Besides being illegal to trade in Company securities based on inside information, it is also illegal to pass inside information on to others, including family and friends. The penalties for violating the insider trading laws are severe. You should be sure to read the Company’s policy on insider trading. If you have any questions about whether you might violate the insider trading laws by purchasing or selling Company securities, you should consult the General Counsel.

Stock Tipping

Our commitment to integrity requires that we not disclose non-public information to anyone outside the Company. To avoid giving anyone an illegal stock trading advantage, we must each be careful when discussing the Company’s business with individuals outside the Company, including family and friends.

There may also be instances when you or another Associate becomes aware of non-public information about another company with which Universal does business or is seeking to do business. Consistent with our commitment to integrity, you may not use non-public information as the basis to buy or sell stock or other securities of that company, nor may you pass the information to anyone else for the purpose of trading in that company’s stock.

Bribes and Kickbacks

At all times we must conduct the Company’s business in an honest, ethical fashion. Bribes and payoffs to government officials, suppliers, and others are strictly prohibited. Kickbacks, which are situations in which an Associate receives or gives something in return for business or for making certain business decisions, are strictly prohibited.

Political Contributions

The laws of the United States and other countries may prohibit or restrict contributions by a corporation to political parties or candidates. No Company funds or other assets may be contributed, used, or loaned, directly or indirectly, to any political party or for the campaign of any person for political office.

In addition, no Associate, regardless of his or her position in the Company, may suggest or otherwise place pressure on another Associate or member of an Associate’s family to make contributions in the Associate’s own name. If you have a question about the law on political contributions, contact the General Counsel.

International Business and the Foreign Corrupt Practices Act

Even though Universal is based in the United States, it is imperative that all of us comply with laws and regulations in the other countries in which the Company does business. In addition to the laws of other countries, there are special laws and regulations which apply to the import and export of products and technical data. The Company’s General Counsel can provide Associates with information about the laws of other countries.

The Foreign Corrupt Practices Act prohibits Associates from offering or paying any money or other thing of value, directly or indirectly, to any foreign government official, foreign political party or its officials, or candidate for public office, for the purpose of improperly obtaining or maintaining business or influencing governmental action favorable to the company. Prohibited payments of this nature include consulting, broker’s, finder’s or other fees paid to third parties where there is reason to believe that any part of such fees will be distributed to, or for the benefit of, foreign officials or political parties for those improper objectives. Examples of prohibited transactions can also include split invoicing, in an attempt to permit a customer to pay lower import duties, as well as “over invoicing” to enable a customer to take payments improperly outside of her or his country.

Antitrust Laws

The antitrust laws prohibit competitors, customers, and vendors from making agreements or having understandings that interfere with fair competition in the marketplace or that could result in price fixing. Associates may not conduct any business that violates the antitrust laws of the U.S., any state, any foreign country, or any other international body.

The antitrust laws can be very complicated, but these are some examples of conduct that would violate the law:

Agreements among competitors to set prices, terms or conditions of sale, production, distribution, territories, or customers.

Control of the resale pricing of any of the Company’s products.

Providing competitors with any competitive information, such as details of prices, terms or conditions of sale that could be viewed as anticompetitive.

Dealing with Government Agencies

Associates must follow all regulatory requirements that relate to the development, manufacture, or distribution of the Company’s products and the provision of the Company’s services. It is in all of our best interests to maintain honest and direct relationships when dealing with government agencies.

Periodically, government inspectors may request information during inspections of facilities. To determine whether requests are appropriate, always contact the General Counsel if there is an information request from a government agency. You should always cooperate with and be courteous to government inspectors and provide them with the information they request during an inspection that they are entitled to under applicable law.

V. CONFLICTS OF INTEREST

The success of our Company, the value we produce for shareholders and our jobs depend on putting the Company’s interests first when we do business. A conflict of interest arises when an individual’s private interests, including personal benefits that accrue because of an Associate’s position with the Company, interfere with the Company’s interests as a whole. Conflicts can also arise when a member of an Associate’s family receives personal or business benefits as a result of the Associate’s position at the Company.

Each of us must avoid conflicts, as well as the appearance of conflicts. There is not necessarily a specific rule that deals with each situation. Associates must exercise common sense and judgment to avoid conflicts. Judgment also involves asking your supervisor or the Company’s General Counsel how to handle a situation if you think you might have a conflict of interest. Dealing with conflicts involves disclosing them and then receiving guidance from your supervisor or a senior officer on how to manage such situations.

If you feel that an Associate has a conflict of interest that your supervisor has failed to address, you should report it as indicated at the end of this Code in the section entitled “Procedures for Reporting Complaints.” The following are some specific examples of conflict situations that can commonly arise.

Corporate Opportunities

Any business opportunities that we see as a result of working on Universal’s behalf must be used for the Company’s benefit. You may not take for yourself or for your personal gain opportunities that you discover or learn about through the use of corporate property or information or your position; or use your position in the Company or the Company’s property or information for personal gain.

These prohibitions also apply to using Company opportunities, property, information, or position for the personal benefit of family members, friends, or organizations outside of the Company.

Hiring and Supervising Friends and Relatives

Our policy is to hire only the best, most qualified women and men. The Human Resources Department will assist Associates in determining qualifications for any position and in evaluating applicants for those positions. As a general matter, no relative, spouse or domestic partner, or “significant other” should be hired to work within the same departmental hierarchy in circumstances when the Associate has ultimate supervisory responsibility over the friend or relative being hired. Periodically, there may be sound business reasons for exceptions to this policy. Any exceptions must be approved by the Chief Executive Officer. Questions about possible conflicts of interest in hiring and work assignments should be directed to the Human Resources Department.

Loans to Associates

Loans by the Company to, or guarantees of obligations of, directors and executive officers and their families are prohibited. Company loans to other Associates are prohibited unless authorized by a recognized Company program.

Competing with the Company and Outside Employment

Putting the Company’s interests first also means not competing with the Company in any other business activities. Outside employment can never involve working for a competitor, customer, or supplier of the Company, and it can never involve working during the regular business hours your job as an Associate requires.

Being an Officer or Director of Another Company

No officer or employee of the Company should serve as an officer or director of a business corporation not affiliated with the Company and whose stock is publicly traded except with the permission of the Chief Executive Officer.

Gifts and Entertainment

Sometimes custom in the business world involves being entertained — for example, being taken to lunch or dinner, the theater, sporting events, etc. - by people who do business or wish to do business with the Company. Similarly, there may be times when your position in the Company requires you to entertain people with whom Universal does or wants to do business. Business is often transacted in these situations, and at times Associates may be asked to represent the Company in certain situations hosted by others.

Associates should not accept gifts or non-business entertainment greater than US$250 in value. Any gifts whose value exceeds US$250 must in turn be given to the Company where it will be used for Company business. If non-business entertainment will exceed US$250, the Associate should have explicit permission from his or her supervisor. Gratuities could be construed as bribes or kickbacks, and therefore Associates may never accept them.

When it is necessary to entertain others on behalf of the Company, the entertainment should be reasonable and in surroundings conducive to doing business. A substantial business discussion should take place during, before, or after the entertainment event. Before entertaining others, Associates should have clear permission from their supervisors to do so.

Any business entertainment, whether the Associate is receiving or providing the entertainment, should be in a context that would not prove embarrassing to the Company. Often, law or policy does not permit entertaining or giving gifts to government officials or employees. Associates should consult both their supervisor and the Company’s General Counsel before providing such gifts or entertainment to ascertain their appropriateness and legality.

VI. PROTECTION AND USE OF COMPANY ASSETS

Company Property — In General

All Associates should protect the Company’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company’s profitability and the value it produces. All Company assets should only be used for legitimate business purposes.

Company property includes both tangible and intangible property. Tangible property includes such items as computers, printers, manufacturing equipment, office supplies, and inventories. Intangible property refers to such things as trademarks, formulas, patents, copyrights, trademarks, secrets, and other intellectual property.

As a Company that manufactures and distributes “high tech” equipment, we often, as individuals or teams, create new ideas and intellectual property. Scientific discoveries, formulas, engineering plans, manufacturing specifications, computer codes and programs, publications, and manufacturing processes are just a few examples of property that is created through the work of our minds. Any intellectual property created as a result of work at Universal automatically becomes the Company’s property.

Confidential and Proprietary Information

Certain information is confidential. Confidential information is often important to the Company’s competitive advantage. It should neither be shared with anyone outside the Company nor provided to other Associates except on a “need to know” basis. The protection of the Company’s confidential and proprietary information is essential to its continued success. This information is an important Company asset that requires the same protection as other Company assets. Confidential information includes, among other things, all non-public information that might be of use to competitors, or that could be harmful to the Company or its customers, if disclosed. On the rare occasion that it is necessary to provide confidential information for business purposes to persons outside the Company, it must be done only after consultation with the General Counsel and after a confidentiality agreement, provided by the General Counsel, is signed.

Confidentiality also requires that you not discuss confidential information about customers with other customers or with other Associates who have no need to know this information. You should treat all computer data as confidential, and you should protect computer data from use by any unauthorized person.

Computers, Electronic Mail, and the Internet

The Company’s computers, electronic mail, and internet connections are provided for the purpose of doing company business. However, Associates may occasionally use these tools for personal reasons as long as this use does not negatively affect their job performance and as long as they are not accessing inappropriate or offensive material.

All materials, including personal correspondence and electronic messages, on the Company’s computers or voicemail constitute property of the Company. Therefore, they can be accessed and inspected by Company representatives when deemed appropriate by the Company. Associates should understand that they have no legitimate expectation of privacy when using the Company’s email system, computers, or voicemails and other information systems.

VII. EMPLOYMENT AND WORKPLACE PRACTICES

Equal Employment Opportunity

The Company is committed to equal employment opportunities at all of its facilities worldwide, without regard to a person’s race, age, color, religion, sex, ancestry, national original, veteran status, marital status, citizenship status, individual disability, sexual orientation, or other protected group status.

Harassment

Universal will not tolerate any kind of harassment or other inappropriate behavior on the part of Associates or those with whom we deal, regardless of whether the behavior is verbal or physical, flagrant or subtle. Harassment involves unwelcome verbal or physical conduct which has the effect of unreasonably interfering with an Associate’s job performance or which creates an intimidating, hostile or offensive environment. This type of conduct is prohibited regardless of whether it occurs on or off company premises or whether it occurs in person or through the mail, e-mail, voicemail, or internet.

Any Associate who believes he or she has been subjected to, or has observed, harassment should promptly report it to his or her supervisor or to the Human Resources Department.

Safety in the Workplace

Universal emphasizes the importance of the health and safety of its Associates. Associates must follow all applicable occupational safety and health laws. In addition, every Associate should remain aware of safety risks in the workplace and should make efforts to reduce those risks when they might pose a threat to the Associate’s or someone else’s health or safety. Associates are not required to perform work that they reasonably feel will endanger their health or safety. Associates should consult the General Counsel or the Human Resource Department for additional advice about specific situations.

Alcohol and Drugs

Use of alcohol or certain drugs can impair productivity and pose a safety threat. Drugs, other than those prescribed by a physician, should not be used during working hours. Possessing, consuming, or being under the influence of alcohol on Company premises or on Company business is prohibited except when Company policy otherwise deems such possession or consumption appropriate and reasonable. For example, it may be appropriate to consume alcohol when entertaining customers or when there is a Company party. Alcohol and drugs, whether or not prescribed by a physician, should never be used if there could be a threat to safety, if they could impair an Associate’s judgment, or if using them could result in a violation of the law. Illegal drugs may never be used.

Privacy

To protect its interests the Company may require investigations in which its representatives may examine facilities, offices, computer files, electronic mail records, and other Company property. The Company reserves the right to make such investigations, even if searches of facilities, offices, and information stored on Company computers is involved. Records and files stored on Company computers are considered the property of Universal and therefore are not considered to be private matters.

Personal information about Associates will only be disclosed within the Company to persons or departments that require such information for business purposes. The Company will not disclose personal information about Associates to anyone outside the Company unless required to do so by law or at the request of the Associate.

Environmental Safety

The Company is committed to operating practices that are consistent with governmental requirements regarding the environment. Associates must comply with all applicable environmental laws and with all permits and approvals granted the Company by environmental regulatory authorities. Associates are encouraged to exercise good judgment with regard to the environmental impacts resulting from use of Company facilities, manufacturing processes, and waste disposal.

VIII. ACCOUNTABILITY FOR ADHERENCE TO THE STANDARDS OF CONDUCT

If, after investigation, the Company determines that an Associate has breached the provisions of this Code, the Associate will be subject to disciplinary procedures which may include termination of his or her employment.

IX. PROMPT REPORTING OF COMPLAINTS AND PROBLEMS

Ethical conduct is every Associate’s business. Breaches of ethical conduct harm Universal and its working environment, and thus they harm all of us. You should report promptly any breaches or suspected breaches of this Code so that they can be investigated.

PROCEDURES FOR REPORTING COMPLAINTS

Any person may in good faith submit complaint, report, or concern regarding accounting or auditing matters relating to the Company or to any other violations of the Company’s policies without fear of dismissal or retaliation of any kind. The Company is committed to achieving compliance with all provisions of the Code, including compliance with applicable securities laws and regulations, accounting standards, accounting controls and audit practices.

In order to facilitate reporting, the Company’s Board of Directors has established the following procedures for any person to submit a good faith complaint, report or concern regarding violations or suspected violations of the Company’s Code of Conduct, including any violation or suspected violation of accounting or auditing matters relating to the Company without fear of dismissal or retaliation of any kind.

Receipt of Calls

Any person who knows of or who suspects violations of the Company’s Code of Conduct, including any violation or suspected violation of accounting or auditing matters relating to the Company, may report such concerns on a confidential or anonymous basis to the Audit Committee of the Company by calling the independent, toll-free Ethics Line established by the Company for that purpose. More detailed procedures for reporting violations and the telephone number of the toll-free Ethics Line are posted on the Company’s website, www.uei.com.

Direct Correspondence with Non-Management Directors

The Ethics Line also may be used to raise on a direct and confidential basis concerns about the Company to the non-management directors of the Company.

Matters Covered by the Complaint Procedures

The Complaint Procedures relate to reports of violations or suspected violations of:

•	The Company’s Code of Conduct (including violations of laws, rules, regulations and NASDAQ listing standards);

•	The Company’s Corporate Governance Guidelines; and

•	Any other policy or procedure established by the Company.

Treatment of Complaints and Reports

The Company has retained a third party provider to accept, verify and log all calls received on the Ethics Line. Upon receipt of a call, the third party provider will notify the Company’s internal audit department, which will log the call and advise the Audit Committee of the call. The head of the internal audit department will then determine whether the call pertains to accounting or auditing matters or is a concern addressed to the non-management directors of the Company. Calls relating to accounting or auditing matters will be reviewed under Audit Committee direction and oversight by the internal audit department or such other persons as the Audit Committee determines to be appropriate. Calls relating to all other matters will be reviewed under Audit Committee direction and oversight by the Company’s legal department or human resources department, as appropriate. If a call is intended for the non-management directors of the Company, the Audit Committee will inform the remaining non-management directors of the call and make the recording of the call available to them. Confidentiality with respect to all complaints, reports and concerns will be maintained by the third party provider, the Company, the Audit Committee and the non-management directors of the Company to the fullest extent possible, consistent with the need to conduct an adequate review.

All complaints will be investigated, and prompt appropriate corrective action, including, when warranted, disciplinary action, will be taken.

The Company guarantees that no Associate who in good faith makes a complaint or reports a violation or suspected violation of the Code of Conduct pursuant to these procedures will be penalized in any manner for providing such information.

Appendix F

DIRECTOR INDEPENDENCE STANDARDS

The Board of Directors of Universal Electronics Inc. (the “Company”) has adopted the following Director Independence Standards to assist in determining the independence of a director.

In order for a director to be considered “independent,” the Board must affirmatively determine that the director has no relationship that would interfere in the exercise of independent judgment in carrying out the responsibilities of a director. In each case, the Board will consider all relevant facts and circumstances, including the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. The Board also will consider such other criteria as it may from time to time deem appropriate.

1.	A director will not be considered “independent” if the director fails to qualify as an “independent director” under Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. In addition, a director will not be independent if, during the current year or within the preceding three years: (a) the director was employed by the Company; (b) the director received, or an immediate family member received, more than $60,000 per year in payments from the Company, other than compensation (i) for board or board committee service, (ii) payments arising solely from investments in the Company’s securities, (iii) compensation paid to a family member who is a non-executive employee of the Company, (iv) benefits under a tax-qualified retirement plan or non-discretionary compensation or (v) loans permitted under Section 13(k) of the Securities Exchange Act of 1934; (c) an immediate family member of the director was employed by the Company as an executive officer; (d) any organization, of which the director or an immediate family member is a partner, executive officer or controlling stockholder, received payments from the Company in any year exceeding the greater of $200,000 and 5% of the recipient’s consolidated gross revenues for that year, other than (i) payments arising solely from investments in the Company’s securities or (ii) payments under non-discretionary charitable contribution matching programs; or (e) any executive officer of the Company served on the compensation committee of a company which employed the director, or which employed an immediate family member of the director, as an executive officer. Finally, a director will not be considered independent if the director or an immediate family member is a current partner of the Company’s independent auditor or was a partner or employee of the Company’s independent auditor that worked on the Company’s audit at any time during the past three years.

2.	In addition to the relationships described in paragraph 1, an Audit Committee member must not (i) directly or indirectly accept any consulting, advisory or other compensatory fee from the Company, except as a director or member of the Audit Committee or (ii) be an affiliated person of the Company, except as a director or member of any committee. An Audit Committee member may receive fees in the form of cash, stock, stock units, stock options or other consideration ordinarily available to directors, as well as regular benefits that other directors receive.

3.	The Board will undertake an annual review of the independence of all directors. In advance of the meeting at which this review occurs, each director shall be asked to provide the Board with full information regarding the director’s (including immediate family members’) business, charitable and other relationships with the Company to enable the Board to evaluate the director’s independence.

4.	A director has an affirmative obligation to inform the Board of any material changes in circumstances or relationships that may impact designation by the Board as “independent”. This obligation includes all business, charitable and other relationships between directors (including immediate family members) and the Company.

For purposes of these Director Independence Standards, “immediate family member” includes a person’s spouse, parents, children and siblings and anyone who resides in such person’s home, and “Company” includes Universal Electronics Inc. and any subsidiary thereof.

Appendix G

UNIVERSAL ELECTRONICS INC.
BY-LAWS, ARTICLE IV

STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES

     Subject to the rights of’ holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, one hundred twenty {120) days in advance of the date of the Proxy Statement released to stockholders in connection with the previous year’s annual meeting of stockholders, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, a reasonable time in advance of the meeting. For purposes of this Section, a “reasonable time in advance of the meeting” is at least fifteen (15) days before the date that the Proxy Statement in connection with such meeting is to be mailed to the stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person and persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or at the meeting to nominate the by proxy person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a Proxy Statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer at the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Appendix H

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors and while management has the primary responsibility for the financial statements and the reporting process, the Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited financial statements for the three years ended December 31, 2003. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90. In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with them their independence from the Company and its management. Finally, the Audit Committee has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the financial statements of the Company for the three years ended December 31, 2003 as presented to the Audit Committee be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 to be filed with the Securities and Exchange Commission in accordance with the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

Audit Committee of the Board of Directors

Bruce A. Henderson – Chairman
William C. Mulligan
J.C. Sparkman

Appendix I

2004 DIRECTOR COMPENSATION PLAN

Each Class II Director will receive the following annual compensation for service on the Board of Directors of Universal Electronics Inc. and it Committees:

1.	Cash retainer in the amount of $25,000

2.	Grant of 5,000 shares of the common stock of Universal Electronics Inc.

3.	For each meeting of the Board of Directors attended in excess of four (4), a meeting fee in the amount of $1,500

4.	For each Committee meeting attended, a meeting fee in the amount of $1,000

5.	For each Committee chaired, a chair fee in the amount of $10,000

The 2004 Director Compensation Plan will have a term of ten (10) years, expiring as of June 30, 2014.

If the 2004 Director Compensation Plan is approved by the stockholders of Universal Electronics Inc. at the 2004 Annual Meeting, the 2002 Director Compensation Plan will terminate, effective June 30, 2004, and the 2004 Director Compensation Plan will be in effect as of July 1, 2004. If the 2004 Director Compensation Plan is not approved by the stockholders, the 2002 Director Compensation Plan will continue in full force and effect through the end of its term, unless earlier terminated.

Upon approval of the 2004 Director Compensation Plan, the compensation of each Class II director for 2004 will be comprised of (i) a cash retainer of $12,500 and an option to purchase 5,357 shares of Company Common Stock under the 2002 Director Compensation Plan and (ii) a cash retainer of $12,500, an award of 2,500 shares of Company Common Stock and any meeting or committee fees that may be payable under the 2004 Director Compensation Plan.

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☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.

	Class I Director to serve until the next Annual Meeting of Stockholders to be held in 2005			Class II Directors to serve until the next Annual Meeting of Stockholders to be held in 2006

		For	Withhold		For	Withhold
	01 — Paul D. Arling	☐	☐	02 — Satjiv S. Chahil	☐	☐

				03 — Bruce A. Henderson	☐	☐

				04 — William C. Mulligan	☐	☐

				05 — J.C. Sparkman	☐	☐

B Issues

The Board of Directors recommends a vote FOR the following proposals.

2.	Ratification of the appointment of PricewaterhouseCoopers LLP, a firm of independent accountants, as the Company’s auditors for the year ending December 31, 2004; and	For ☐	Against ☐	Abstain ☐

3.	Approval of the 2004 Directors Compensation Plan.	☐	☐	☐

To consider and act upon such other matters as may properly come before the meeting or any and all postponements or adjournments thereof.

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — Universal Electronics Inc.

Meeting Details

6101 Gateway Drive, Cypress, California 90630
Notice of Annual Meeting of Stockholders to be held on Monday, June 14, 2004

The undersigned hereby appoints Paul D. Arling and Robert P. Lilleness and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of common stock of Universal Electronics Inc. held of record by the undersigned on April 16, 2004 at the Annual Meeting of Stockholders to be held on Monday, June 14, 2004 or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE OF THIS CARD. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR ELECTION AS DIRECTORS, TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS, AND TO APPROVE THE ADOPTION OF THE 2004 DIRECTORS COMPENSATION PLAN.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.